UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21681
                                                     ---------

                       Old Mutual/Claymore Long-Short Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
               ---------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2009
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act") is as follows:

ANNUAL
REPORT
December 31, 2009                      OLD MUTUAL/CLAYMORE LONG-SHORT FUND | OLA

picture: boats on ocean

OLD MUTUAL | ASSET MANAGEMENT

LOGO: Claymore(R)

                                                            WWW.CLAYMORE.COM/OLA

                                                  ... YOUR COURSE TO THE LATEST,

                                           MOST UP-TO-DATE INFORMATION ABOUT THE

                                             OLD MUTUAL/CLAYMORE LONG-SHORT FUND

OLA     |   Old Mutual/
LISTED  |   Claymore
NYSE    |   Long-Short Fund

Logo: OLD MUTUAL | Asset Management

                                                               Logo: CLAYMORE(R)

There can be no assurance the Fund will achieve its investment objective.
      The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

             NOT FDIC INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE


The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/OLA, you will find:

o    Daily, weekly and monthly data on share prices, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Analytic Investors, LLC and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.


2 Annual Report | December 31, 2009

OLA | Old Mutual/Claymore Long-Short Fund


Dear SHAREHOLDER |

We thank you for your investment in the Old Mutual/Claymore Long-Short Fund (the "Fund"). This report covers the Fund's performance for the fiscal year ended December 31, 2009.

The Fund's investment objective is to provide a high level of current income and gains with a secondary objective of long-term capital appreciation. The Fund seeks to achieve these objectives by investing in a diversified portfolio of common stocks and other equity securities utilizing a long/short strategy and opportunistically employing a strategy of writing (selling) calls on equity indices and, to a lesser extent, on individual securities held in the Fund's portfolio.

During part of the period covered by this report, Analytic Investors, Inc. ("Analytic"), the Fund's investment sub-adviser, also pursued a global asset allocation strategy which sought to generate incremental investment returns with a low correlation to the rest of the Fund's portfolio by taking long and short positions in global equity and fixed income markets. Given the high degree of volatility in the market, and essentially flat performance of the global asset allocation, the Fund announced on July 20, 2009 that it is suspending indefinitely its use of this component of the overall investment strategy. The other elements of the strategy continue in place.

Claymore Advisors, LLC is the investment adviser (the "Adviser") to the Fund. Claymore entities provided supervision, management or servicing on approximately $15.2 billion in assets as of December 31, 2009.

The Fund is designed to provide shareholders with the potential to outperform the S&P 500 Index over full market cycles through its multi-strategy approach to investing. The Fund's sub-advisor has employed this strategy in other investment products for both institutional and retail investors. We believe that this multi-strategy approach has the potential to provide opportunities unavailable in a more traditional covered call fund.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12 months ended December 31, 2009, the Fund provided a total return based on market price of 22.85% and a total return based on NAV of 3.51% . As of December 31, 2009, the Fund's market price of $8.52 per share represented a discount of 9.36% to its NAV of $9.40 per share. Past performance is not a guarantee of future results.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

The Fund paid quarterly dividends of $0.40 on March 31, 2009, and $0.24 on June 30, September 30 and December 31, 2009. The most recent dividend represents an annualized distribution rate of 11.27% based on the Fund's closing market price of $8.52 on December 31, 2009. Each of the distributions was accompanied by a letter detailing the expected characterization of the distribution for tax purposes. These letters are also posted on the Fund's website. There is no guarantee that the current level of income will be maintained.

On July 17, 2009, Claymore Group Inc., the parent of Claymore Advisors, LLC, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc. (with the latter two entities being wholly-owned, indirect


                                           Annual Report | December 31, 2009 | 3

OLA | Old Mutual/Claymore Long-Short Fund | DEAR SHAREHOLDER continued

subsidiaries of Guggenheim Partners, LLC ("Guggenheim")), whereby GuggClay Acquisition, Inc. would merge into Claymore Group Inc., which would be the surviving entity. This transaction was completed on October 14, 2009 (the "Effective Date") and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Fund or the investment management activities of the Adviser.


Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the consummation of this transaction resulted in the automatic termination of the Advisory & Sub-Advisory Agreements. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement") and an interim sub-advisory agreement among the Fund, the Adviser and Analytic Investors, LLC (the "Interim Sub-Advisory Agreement" and together with the Interim Advisory Agreement, the "Interim Agreements").

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement") and a new sub-advisory agreement among the Fund, the Adviser and Analytic (the "New Sub-Advisory Agreement" and together with the New Advisory Agreement, the "New Agreements") and recommended that the New Agreements be submitted to the shareholders of the Fund for their approval. The New Agreements, which were approved by shareholders on February 18, 2010, have an initial term of one year. Thereafter, the New Agreements will continue in effect only if their continuance is approved annually by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Agreements and those of the original Advisory Agreement and Sub-Advisory Agreement.

Analytic Investors, Inc. is the Fund's investment sub-adviser, responsible for day-to-day management of the Fund's investments. The firm, established in 1970, is an affiliate of Old Mutual (US) Holdings Inc., more commonly known as Old Mutual Asset Management. Analytic specializes in the creation and continuous management of optioned-equity and optioned-debt portfolios for mutual funds, foundations, insurance companies, endowments, profit-sharing plans, funds of hedge funds, and individual investors. As of December 31, 2009, Analytic managed or supervised approximately $9.3 billion in assets.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 28 of the Fund's annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady quarterly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.


4 Annual Report | December 31, 2009

OLA | Old Mutual/Claymore Long-Short Fund | DEAR SHAREHOLDER continued

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 6. You will find information about Analytic's investment philosophy and discipline, its views on the market environment and how it structured the Fund's portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/ola.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
Old Mutual/Claymore Long-Short Fund


                                           Annual Report | December 31, 2009 | 5

OLA | Old Mutual/Claymore Long-Short Fund

QUESTIONS & ANSWERS |

DENNIS M. BEIN, CFA
CHIEF INVESTMENT OFFICER, PORTFOLIO MANAGER
ANALYTIC INVESTORS, LLC ("ANALYTIC")

As Chief Investment Officer, Dennis Bein oversees the implementation of Analytic's investment strategies. He is a major contributor to Analytic's ongoing research efforts as well as to the new product development efforts and strategy applications. As Portfolio Manager, Bein directs the Old Mutual/Claymore Long-Short Fund's (the "Fund's") management team on day-to-day portfolio management and research related to the Fund's equity-based investment strategies. Bein joined Analytic in 1995 and has worked as an investment professional since 1990. He is a CFA charter-holder and earned an M.B.A. from the Anderson Graduate School of Management at the University of California, Riverside.

The Fund is managed by Analytic Investors, LLC. In the following interview, Chief Investment Officer and Portfolio Manager Dennis Bein, CFA, explains the factors that impacted the Fund's performance for the fiscal year ended December 31, 2009.

--------------------------------------------------------------------------------
BEFORE DISCUSSING PERFORMANCE, PLEASE DESCRIBE THE FUND'S INVESTMENT OBJECTIVE AND EXPLAIN HOW ANALYTIC'S INVESTMENT STRATEGY SEEKS TO ACHIEVE IT.

The Fund's primary investment objective is to provide a high level of current income and gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve these objectives by investing in a diversified portfolio of common stocks and other equity securities.

Analytic utilizes quantitative models to develop an equity portfolio believed to offer the potential for capital appreciation over time. The portfolio is constructed with a level of diversification and risk similar to that of the S&P 500 Index, but is designed with the objective of outperforming the index over a full market cycle by having its long positions invested in the stocks that are expected to outperform, while selling short the stocks expected to underperform the long positions. Alternatively, Analytic may underweight securities that are expected to underperform relative to the weights of these securities in the S&P 500 Index.

The Fund intends to pursue a 130/30 strategy, meaning that it intends to take long equity positions equal to approximately 130% of the Fund's net assets and short equity positions of approximately 30% of net assets, although the Fund's long/short exposure is expected to vary over time based on Analytic's assessment of market conditions and other factors.

The Fund also opportunistically employs a strategy of writing (selling) call options on equity indices and, to a lesser extent, on individual securities held in the Fund's portfolio. The Fund intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund's use of written call options is expected to vary over time based on Analytic's assessment of market conditions and other factors (such that it may range from 0% to 100% of net assets). The option strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund's shareholders and to reduce overall portfolio risk.

During part of the period covered by this report, Analytic also pursued a global asset allocation ("GAA") strategy which sought to generate incremental investment returns with a low correlation to the rest of the Fund's portfolio by taking long and short positions in global equity volatility and currency markets. Given the high degree of volatility in the market and essentially flat performance of the global asset allocation, the Fund announced on July 20, 2009 that it is suspending indefinitely its use of this component in the overall investment strategy. The other elements of the strategy continue in place.

--------------------------------------------------------------------------------
PLEASE EXPAND ON THE SPECIFICS OF YOUR PROCESS.

There are two major components of the strategy that Analytic believes make the Fund unique among covered call funds.

STOCK SELECTION. Analytic begins by analyzing stock characteristics rather than focusing on individual stocks as many investment managers do. A quantitative review is based on sophisticated mathematical models focused on variables that cover multiple dimensions of a stock's value, such as its valuation, growth potential, historical return patterns, liquidity and risk. The models identify characteristics that investors are currently rewarding or punishing by examining a universe of approximately 3,000 stocks to determine which financial characteristics are shared by the market's largest gaining or losing stocks. Stocks possessing favorable characteristics are ranked and become candidates for the long portfolio. Stocks that possess unfavorable characteristics are ranked and become candidates for the short portfolio. Ultimately, a portfolio of at least 75 highly-ranked stocks is combined with short positions of at least 20 low-ranked stocks. Analytic monitors the portfolio on a real-time basis utilizing a proprietary management system, which identifies media events or changes in fundamental factors that are potentially significant for the portfolio holdings. However, securities are traded only when Analytic believes the incremental return potential will exceed the associated transaction costs.


OPTIONS OVERLAY. The process used in managing the Fund's option overlay strategy is unique because Analytic typically does not write (sell) call options on individual securities held in the Fund's portfolio as a traditional covered call fund might. The manager's preference is to sell call options on indices based on strong convictions about the stocks held in the Fund's portfolio. This strategy helps preserve the upside potential of the Fund's individual equity holdings, which is considered to be more important


6 | Annual Report | December 31, 2009

OLA | Old Mutual/Claymore Long-Short Fund | QUESTIONS & ANSWERS continued


than giving away the upside potential of the market sectors on which calls have been written. Analytic believes that giving away market or sector upside potential in exchange for lower overall volatility and a higher yield, provided by the call option premiums, benefits the Fund.

--------------------------------------------------------------------------------
WHAT IS A SHORT SALE?
A short sale is three-step trading strategy that seeks to capitalize on an anticipated decline in the price of a security. First, arrangements are made to borrow shares of the security, typically from a broker. Next, the investor will sell the borrowed shares immediately in the open market with the intention of buying them back at some point in the future. Finally, to complete the cycle, at a later date the investor will repurchase the shares (hopefully at a lower price) and will return them to the lender. In the end, the investor will receive the difference if the share price falls, but will of course incur a loss if it rises.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS AN INDEX OPTION?
An index option is a contract which gives the buyer the right to participate in market gains over and above (in the case of a call) or below (in the case of a put) a specified price (the strike price) on or before a predetermined date
(the expiration date). After this pre-determined date, the option and its corresponding rights expire. For example, the seller of an index call option is obligated, until the expiration date, to pay the holder of the option the difference between the index price and the option's strike price, upon the holder's request. The price of the option is determined from trading activity in the options market and generally reflects the relationship between the current price for the index and the strike price, as well as the time remaining until the expiration date.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PLEASE PROVIDE AN OVERVIEW OF THE MARKET ENVIRONMENT DURING 2009.

The extreme weakness of the equity market at the end of 2008 continued in January and February. Stocks began to rally in early March, as investors responded to positive earnings surprises, Federal Reserve ("Fed") stimulus efforts, and the U.S. Treasury's plan to unload toxic debt. Equities moved up fairly steadily for the next few months, dropped a bit in October, then rose in the last two months of the year. Generally positive economic news as the end of the year approached, along with the Fed's promise to keep interest rates low, reassured investors that the recession was ending and that the economy would continue to recover. For the 12 months ended December 31, 2009, the broad equity market, as measured by the Standard & Poor's 500 Index ("S&P 500"), returned 26.47% . By the end of the year the S&P 500 was up more than 60% from the low point reached in March.

In the closing months of a recession, it is typical for stocks with higher risk or beta (a measure of sensitivity to broad market trends), and lower quality (as measured by return on equity) to perform better than lower risk, higher quality issues, and this was the case during the period from the market's low point in March through September. Beginning in October, a more normal pattern returned, with better performance by lower risk, higher quality stocks.

--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM DURING 2009?

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12 months ended December 31, 2009, the Fund provided a total return based on market price of 22.85% and a total return based on NAV of 3.51% . For comparison, the S&P 500 Index returned 26.47% for the calendar year 2009. As of December 31, 2009, the Fund's market price of $8.52 per share represented a discount of 9.36% to its NAV of $9.40 per share. Past performance is not a guarantee of future results.

The market value and NAV of the Fund's shares fluctuate from time to time, and the Fund's market value may be higher or lower than its NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. The Adviser believes that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

The Fund paid quarterly dividends of $0.40 on March 31, 2009, and $0.24 on June 30, September 30 and December 31, 2009. The most recent dividend represents an annualized distribution rate of 11.27% based on the Fund's closing market price of $8.52 on December 31, 2009. Each of the distributions was accompanied by a letter detailing the expected characterization of the distribution for tax purposes. (These letters are also posted on the Fund's website.)

--------------------------------------------------------------------------------
PLEASE EXPLAIN THE CHARACTERISTICS FAVORED BY ANALYTIC'S QUANTITATIVE MODEL DURING 2009.

Analytic's process is based on the fundamental belief that there is persistency in the types of stock characteristics investors prefer and it believes that portfolios that reflect these biases will add value in the long run. During 2009, Analytic's investment process favored quality and efficiency characteristics and certain valuation metrics. While the process was generally able to add value in the beginning and end of the year, the process struggled in the middle of the year as characteristic payoffs rapidly reversed during the junk rally which favored stocks with high betas and lower quality. (Beta is a measure of sensitivity to overall market trends.) With


                                           Annual Report | December 31, 2009 | 7

OLA | Old Mutual/Claymore Long-Short Fund | QUESTIONS & ANSWERS continued


riskier assets being rewarded, higher quality companies dramatically lagged the market and their lower quality peers.

Specifically, interest coverage, return on equity and profit margin were a few of the quality and efficiency characteristics favored by Analytic's investment process. In addition, the process underweighted certain risk characteristics, such as companies with above average leverage (ratio of debt to equity), which negatively impacted performance during the junk rally. Leverage, a long time negative exposure in the model, delivered three straight months of positive returns in the third quarter and as a result negatively impacted performance.

Although this positioning negatively impacted the Fund for 2009, it proved beneficial in the fourth quarter as investors' appetite for risk diminished and quality oriented factors had positive payoffs. This reinforces Analytic's belief that investors will slowly migrate away from the riskier characteristics that drove the rally during much of 2009 and towards efficiency and valuation measures.

--------------------------------------------------------------------------------
WHICH DECISIONS REGARDING THE COMMON EQUITY PORTFOLIO HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Among the best performing stocks for this portion of the Fund was a long position in Corning Incorporated (2.0% of total common stocks and securities sold short), as the specialty glass and ceramics maker, whose largest business is liquid crystal display sales, announced that it expected to turn a profit due to an increase in glass orders early in the period. A long position in AmerisourceBergen Corp. (1.6% of total common stocks and securities sold short) also contributed to performance as the drug distributor announced a near-double-digit rise in sales in the fourth quarter of 2009, which is expected to result in a sharp increase in income for the quarter. Another notable long position that added value was Texas Instruments Inc. (1.9% of total common stocks and securities sold short), a Dallas-based developer/manufacturer of semiconductor and computer technology. Its shares rallied several times during the year, both following the announcement that it will expand its microcontroller unit (MCU) portfolio with the acquisition of Luminary Micro, Inc. (not held in the portfolio at period end), the supplier of a distinctive type of MCUs, and also after updating its guidance on revenue and earnings several times during the year.

--------------------------------------------------------------------------------
WHICH DECISIONS REGARDING THE EQUITY PORTFOLIO HURT PERFORMANCE?

A major detractor from performance was a short position in Apple Inc. (not held in the portfolio at period end). During the year the computer and consumer electronic manufacturer and designer reported strong results and, along with Vodafone Group Plc, confirmed that an agreement had been reached to bring the iPhone 3G and iPhone 3GS to the United Kingdom and Ireland in early 2010. A short position in Freeport-McMoRan Copper & Gold Inc. (not held in the portfolio at period end) detracted from Fund performance during the period. During the period the international mining company reported a cash dividend, $1.6875 per share, on the company's 6.75% mandatory convertible preferred stock. In addition the company announced a cash dividend of $13.75 per share on its 5.5% convertible perpetual preferred stock. A short position in Google Inc. (not held in the portfolio at period end) also detracted from performance. Despite announcing layoffs early in year, during the period the internet search specialist announced that it had partnered with T-Mobile USA, Inc., a subsidiary of Deutsche Telekom (not held in the portfolio at period end) to create the T-Mobile myTouch 3G, which includes one-touch access to Google mobile services. Google also announced that it was in the process of developing a new operating system for laptop computers ("netbooks"), which it intends to run through its web browser, Google Chrome.

--------------------------------------------------------------------------------
WHAT WAS THE IMPACT ON PERFORMANCE OF THE OPTIONS AND GLOBAL ASSET ALLOCATION PROGRAMS?

Options detracted from performance during 2009, as equity markets continued to move higher. Options written on the S&P 500 Index posted positive returns. In addition, options sold on certain sectors, such as water and oil and gas, contributed to performance, as these sectors underperformed during the period. Options written on the S&P 100 Index detracted significantly from performance. Also, certain sector options underperformed, such as call options written on cyclical and banking sectors, as these sectors moved higher during the period.

In July 2009, the Board approved the Adviser's recommendation to suspend indefinitely the GAA component of the Fund's strategy. From January through July 2009, GAA posted essentially flat returns, as positive returns in the equity and currency components were offset by negative returns in the tactical asset allocation and tactical volatility ("VIX") components. In the equity component, long positions in the Spanish and UK markets outperformed short positions in the Canadian and French markets. In the currency component, long positions in the Australian dollar and Japanese yen outperformed short positions in the Canadian dollar and the euro. Finally, a long position in VIX (a popular measure of the implied volatility of S&P 500 index options) detracted from performance as equity markets posted strong gains and volatility decreased.


8 | Annual Report | December 31, 2009

OLA | Old Mutual/Claymore Long-Short Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
WHAT IS THE OUTLOOK FOR THE MONTHS AHEAD, AND HOW IS THE FUND POSITIONED FOR THAT OUTLOOK?

In anticipation of moderate economic growth and a likely market trend toward higher quality issues, Analytic intends to emphasize stocks with attractive historical earnings to price and cash flow to price ratios. Analytic also intends to focus on select companies with above average profit margins, while de-emphasizing companies with higher than average financial leverage. Analytic further anticipates continuing to seek to emphasize companies with above average predicted earnings to price ratios, while moving away from companies with above average analyst dispersion.

Analytic believes that the Fund's structure and strategy have the potential to provide attractive returns in a wide variety of market conditions.

--------------------------------------------------------------------------------
INDEX DEFINITIONS

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P 100, a subset of the S&P 500, is comprised of 100 leading U.S. stocks with exchange-listed options. Constituents of the S&P 100 are selected for sector balance and represent about 57% of the market capitalization of the S&P 500 and almost 45% of the market capitalization of the U.S. equity markets. The stocks in the S&P 100 tend to be the largest and most established companies in the S&P 500.

The VIX-CBOE Volatility Index is widely known as the VIX Index. VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the "investor fear gauge."

--------------------------------------------------------------------------------
OLA RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

As with any stock, the price of the Fund's common shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. If you sell your common shares, you may receive more or less than your original investment. The common shares are designed for long-term investors and should not be treated as a vehicle for trading.

The Fund will ordinarily have substantial exposure (both long and short) to common stocks and other equity securities in pursuing its investment objectives and policies. The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself.

The Fund makes substantial use of short sales for investment and risk management purposes, including when Analytic anticipates that the market price of securities will decline or will under-perform relative to other securities held in the Fund's portfolio. The Fund intends to take short equity positions in an amount equal to approximately 30% of the Fund's net assets at the time of sale, but reserves the flexibility to hold short positions of up 70% of net assets. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a potentially unlimited loss to the Fund.

Under normal conditions, the distributions shareholders receive from the Fund are based primarily on the dividends it earns from its equity investments as well as the gains the Fund receives from writing options and using other derivative instruments, closing out short sales and selling portfolio securities, each of which can vary widely over the short and long term. In 2009, 100% of the Fund's distributions were reported as nontaxable (i.e. return of capital).The dividend income from the Fund's investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, interest rates on any debt instruments held by the Fund, and shareholders' income from the Fund, would likely decline as well.

There are various risks associated with the Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option; the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund's portfolio, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value


                                           Annual Report | December 31, 2009 | 9

OLA | Old Mutual/Claymore Long-Short Fund | QUESTIONS & ANSWERS continued


of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

An investment in the Fund is subject to certain risks and other considerations, including, but not limited to: Equity Risk; Short Sale Risk; Options Risk, Management Risk; Tax Treatment of Distributions; Derivatives Risk; Counterparty Risk; Credit Risk; Income Risk; Medium- and Smaller-Company Risk; Focused Investment Risk; Interest Rate Risk; Liquidity Risk; Market Disruption and Geopolitical Risk; Leverage Risk; Foreign Investment Risk; Other Investment Companies Risk; and Inflation/Deflation Risk.

10 | Annual Report | December 31, 2009

OLA | Old Mutual/Claymore Long-Short Fund

Fund SUMMARY | AS OF DECEMBER 31, 2009 (unaudited)

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                                $8.52
Common Share Net Asset Value                                               $9.40
Premium/(Discount) to NAV                                                 -9.36%
Net Assets ($000)                                                       $178,680
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
(INCEPTION 8/25/05)                           MARKET                       NAV
--------------------------------------------------------------------------------
One Year                                      22.85%                       3.51%
Three Year - average annual                  -12.23%                     -11.68%
Since Inception - average annual              -8.09%                      -6.19%
--------------------------------------------------------------------------------

SECTOR BREAKDOWN                                                              %*
--------------------------------------------------------------------------------
Information Technology                                                     18.9%
Health Care                                                                18.1%
Financials                                                                 17.1%
Energy                                                                     15.6%
Consumer Discretionary                                                      9.5%
Industrials                                                                 8.0%
Consumer Staples                                                            6.0%
Telecommunications                                                          2.9%
Utilities                                                                   2.1%
Materials                                                                   1.8%
--------------------------------------------------------------------------------
* % of long-term investments and securities sold short

Securities are classified by sectors that represent broad groupings of related industries.

TOP TEN                                                                 % OF NET
LONG-TERM COMMON STOCKS                                                   ASSETS
--------------------------------------------------------------------------------
Microsoft Corp.                                                            5.3%
International Business Machines Corp.                                      4.7%
Chevron Corp.                                                              4.4%
Comcast Corp. - Class A                                                    3.3%
American Express Co.                                                       3.3%
Corning, Inc.                                                              3.2%
Amgen, Inc.                                                                3.2%
T Rowe Price Group, Inc.                                                   3.1%
Biogen Idec, Inc.                                                          3.1%
Texas Instruments, Inc.                                                    3.0%
--------------------------------------------------------------------------------

                                                                        % OF NET
TOP FIVE SECURITIES SOLD SHORT                                            ASSETS
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.                                                 1.9%
Vertex Pharmaceuticals, Inc.                                               1.8%
Range Resources Corp.                                                      1.6%
Hologic, Inc.                                                              1.4%
Cypress Semiconductor Corp.                                                1.1%
--------------------------------------------------------------------------------
Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/ola. The above summaries are provided for informational purposes only and should not be viewed as recommendations.


Line Chart:
SHARE PRICE & NAV PERFORMANCE
                 Share Price               NAV
12/31/2008              7.98             10.24
                        8.36             10.34
                        8.45              10.3
                        8.68             10.46
                        8.55             10.35
                        8.62             10.43
                        8.67             10.39
                         8.6             10.21
                        8.61             10.21
                        8.27              9.94
                        8.08             10.02
                        8.28             10.12
                        7.95               9.7
                        8.16              9.97
                        8.17              9.91
                         8.2              9.89
                        8.24              9.98
                        8.37             10.07
                        8.52             10.29
                        8.35             10.03
                        8.32              9.97
                        8.41              9.98
                        8.65             10.14
                         8.5             10.11
                        8.52             10.14
                        8.69             10.25
                        8.59             10.37
                        8.36             10.07
                        8.36             10.03
                        8.27             10.07
                         8.2             10.03
                        7.85              9.65
                        7.75              9.68
                        7.69              9.63
                        7.49              9.49
                        7.14              9.26
                         7.5              9.43
                        7.57               9.3
                        7.41              9.23
                        7.27              9.13
                        6.66               8.8
                        6.68              8.84
                        6.96              9.04
                        6.54              8.65
                        6.45              8.64
                        6.35               8.6
                        6.71              8.95
                         6.5              8.53
                        6.82              8.71
                        6.86              8.75
                        6.91              8.79
                         7.1              8.85
                        7.14               8.7
                        7.03               8.9
                        7.01              8.76
                        7.42              9.02
                        7.18              9.01
                         7.3              8.98
                         7.4              9.07
                        7.31              9.04
                        7.08              8.93
                        7.33              9.03
                        7.45              9.08
                         7.6              9.22
                        7.59              9.17
                        7.47              9.26
                         7.5              9.22
                        7.54              9.32
                        7.71              9.23
                        7.66              9.09
                        7.41              9.18
                        7.43              9.12
                        7.54              9.13
                        7.54              9.08
                        7.26              9.11
                        7.43              9.18
                        7.49              9.17
                        7.69              9.22
                        7.65              9.17
                        7.45              9.23
                        7.57              9.22
                         7.7              9.29
                        7.72              9.28
                        7.75              9.29
                        7.93              9.18
                        7.76              9.24
                        7.82               9.2
                        7.69              9.24
                        7.82              9.12
                        7.51              9.13
                         7.6               9.3
                        7.53              9.25
                         7.5              9.31
                        7.44              9.25
                        7.63              9.42
                        7.79              9.41
                        7.77              9.44
                         7.6              9.36
                        7.69              9.39
                         7.8              9.46
                        7.75              9.41
                        7.76              9.44
                        7.92              9.47
                        8.12              9.59
                        8.11              9.51
                        7.93              9.45
                        7.95              9.45
                        7.93              9.49
                        7.81              9.49
                        7.89              9.56
                        7.91              9.56
                        7.79              9.37
                        7.73              9.41
                        7.68              9.29
                        7.56              9.25
                        7.54              9.29
                        7.55              9.32
                        7.53              9.35
                        7.43              9.13
                        7.42              9.18
                        7.54              9.23
                        7.73              9.31
                        7.68              9.33
                        7.73              9.37
                        7.66              9.35
                        7.73              9.36
                        7.63              9.15
                        7.54              9.24
                        7.53              9.12
                        7.48              9.14
                        7.53              9.16
                        7.48              9.09
                        7.61              9.23
                        7.66              9.24
                        7.82              9.31
                         7.8               9.3
                        7.78              9.32
                        7.85              9.34
                        7.78              9.36
                        7.78              9.39
                        7.93              9.43
                        7.86              9.39
                        7.81              9.39
                         7.7              9.41
                        7.66              9.38
                        7.82              9.39
                        7.87              9.35
                        7.88              9.34
                        7.91              9.28
                        7.82              9.21
                         7.8              9.25
                        7.88              9.18
                        7.85              9.18
                        7.69              9.14
                        7.68              9.16
                        7.72              9.13
                         7.7              9.12
                        7.64              9.03
                        7.72              9.08
                        7.67              9.11
                         7.7              9.16
                        7.83              9.25
                        7.81              9.19
                         7.9              9.21
                        7.86              9.21
                        7.84              9.22
                        7.83              9.22
                        7.74              9.18
                        7.67              9.12
                         7.7              9.13
                        7.74              9.18
                        7.78              9.26
                        8.01               9.3
                        8.11              9.32
                        8.11              9.33
                        7.88              9.09
                        7.84               9.1
                        7.84              9.08
                        7.94              9.05
                         7.8              9.01
                        7.88              9.06
                        7.86              9.04
                        7.86              9.06
                        7.83              9.04
                        7.73              8.98
                        7.73              8.95
                        7.82              9.04
                        7.77              9.04
                        7.77              9.03
                        7.79              8.88
                        7.68              8.82
                        7.75              8.91
                        7.78                 9
                        7.79                 9
                        7.83              9.02
                        7.87              9.09
                        7.91               9.1
                        7.89              9.09
                        7.99              9.14
                        7.97              9.16
                        7.95              9.15
                        7.94              9.23
                        8.04              9.21
                        8.02              9.19
                        7.97              9.24
                        7.95              9.23
                        7.97              9.18
                           8              9.18
                        7.94              9.07
                        7.95              9.17
                        7.64                 9
                        7.77              9.07
                        7.79              9.06
                        7.87              9.06
                        7.95              9.19
                        7.94              9.19
                        7.99              9.29
                        8.05              9.28
                        8.12               9.3
                        8.09              9.28
                        8.14              9.33
                        8.15               9.4
                        8.19              9.41
                        8.14              9.41
                        8.15              9.33
                         8.1              9.34
                        8.22              9.43
                        8.23              9.42
                        8.28              9.44
                         8.2              9.35
                        8.13              9.39
                        8.32              9.44
                        8.36              9.46
                        8.28              9.43
                        8.31              9.45
                        8.35              9.51
                         8.3              9.47
                        8.35              9.49
                        8.41              9.54
                        8.19              9.33
                        8.24              9.34
                        8.17              9.34
                        8.23              9.35
                        8.23              9.27
                        8.19              9.32
                        8.34              9.38
                        8.38               9.4
                        8.36              9.42
                        8.65              9.44
                        8.48              9.46
                        8.46              9.47
                        8.53              9.47
12/31/2009              8.52               9.4


Bar Chart:
DISTRIBUTIONS TO SHAREHOLDERS
Mar 09          0.4
Jun 09         0.24
Sep 09         0.24
Dec 09         0.24


                                                                        % OF NET
FUND BREAKDOWN                                                            ASSETS
--------------------------------------------------------------------------------
Long-Term Investments                                                     129.5%
Short-Term Investments                                                      4.4%
--------------------------------------------------------------------------------
Total Investments                                                         133.9%
Securities Sold Short                                                     -30.2%
Total Value of Options Written                                             -2.0%
Liabilities in excess of Other Assets                                      -1.7%
--------------------------------------------------------------------------------
Total Net Assets                                                          100.0%
--------------------------------------------------------------------------------


                                          Annual Report | December 31, 2009 | 11

OLA | Old Mutual/Claymore Long-Short Fund

Portfolio of INVESTMENTS | DECEMBER 31, 2009

NUMBER
OF SHARES                                                               VALUE
------------------------------------------------------------------------------
            LONG-TERM INVESTMENTS -- 129.5%
            CONSUMER DISCRETIONARY -- 12.6%
     21,563 Aaron's, Inc. (a)                                    $    597,942
      2,755 Aeropostale, Inc. (b)                                      93,808
     10,251 Amazon.com, Inc. (a) (b)                                1,378,965
     17,648 Autoliv, Inc. (Sweden)                                    765,217
     19,881 Barnes & Noble, Inc.                                      379,131
     39,839 Big Lots, Inc. (b)                                      1,154,534
      1,099 Black & Decker Corp.                                       71,248
      1,639 Brinker International, Inc.                                24,454
     22,375 Career Education Corp. (a) (b)                            521,561
     19,566 CBS Corp. -- Class B                                      274,902
    349,757 Comcast Corp. -- Class A (c)                            5,896,903
     94,532 DISH Network Corp. -- Class A (a)                       1,963,430
    483,302 Ford Motor Co. (b) (c)                                  4,833,020
     13,970 Genuine Parts Co. (c)                                     530,301
     84,775 Las Vegas Sands Corp. (b)                               1,266,538
     42,905 New York Times Co. -- Class A (b)                         530,306
      2,307 RadioShack Corp.                                           44,986
     63,759 Starbucks Corp. (b) (c)                                 1,470,283
      5,168 Whirlpool Corp.                                           416,851
     17,371 Williams-Sonoma, Inc.                                     360,969
------------------------------------------------------------------------------
                                                                   22,575,349
------------------------------------------------------------------------------
            CONSUMER STAPLES -- 9.7%
      6,218 Dean Foods Co. (b)                                        112,173
     13,405 Estee Lauder Cos., Inc. -- Class A (a)                    648,266
      2,876 Pepsi Bottling Group, Inc.                                107,850
    107,694 Philip Morris International, Inc. (c)                   5,189,774
    240,442 Sara Lee Corp. (c)                                      2,928,583
    181,437 SYSCO Corp. (c)                                         5,069,350
    131,632 Tyson Foods, Inc. -- Class A (c)                        1,615,125
     42,506 Walgreen Co. (c)                                        1,560,820
------------------------------------------------------------------------------
                                                                   17,231,941
------------------------------------------------------------------------------
            ENERGY -- 18.4%
      5,554 BJ Services Co.                                           103,305
    103,193 Chevron Corp. (c)                                       7,944,829
     13,655 Concho Resources, Inc. (b)                                613,110
     88,039 ConocoPhillips (a)                                      4,496,152
     55,065 Exxon Mobil Corp. (c)                                   3,754,882
      9,991 Helmerich & Payne, Inc.                                   398,441
     83,714 Hess Corp. (a)                                          5,064,697
      1,620 Marathon Oil Corp. (c)                                     50,576


NUMBER
OF SHARES                                                               VALUE
------------------------------------------------------------------------------
            ENERGY (CONTINUED)
     62,780 Murphy Oil Corp. (c)                                 $  3,402,676
     38,952 Occidental Petroleum Corp. (c)                          3,168,745
     11,645 Patterson-UTI Energy, Inc.                                178,751
     44,173 Whiting Petroleum Corp. (a) (b)                         3,156,161
     10,708 XTO Energy, Inc.                                          498,243
------------------------------------------------------------------------------
                                                                   32,830,568
------------------------------------------------------------------------------
            FINANCIALS -- 21.1%
    144,497 American Express Co. (c)                                5,855,018
     62,544 Bank of America Corp. (c)                                 941,913
     23,720 Bank of Hawaii Corp. (c)                                1,116,263
     15,286 BB&T Corp.                                                387,806
     18,672 BlackRock, Inc. (a)                                     4,335,638
     12,509 BOK Financial Corp.                                       594,428
    276,382 Chimera Investment Corp. (a)                            1,072,362
     10,448 Cullen/Frost Bankers, Inc. (c)                            522,400
    218,707 Discover Financial Services (c)                         3,217,180
      1,300 Eaton Vance Corp.                                          39,533
     10,086 Endurance Specialty Holdings Ltd. (Bermuda)               375,502
     98,880 Hudson City Bancorp, Inc. (c)                           1,357,622
     25,145 Invesco Ltd. (Bermuda)                                    590,656
     17,322 JPMorgan Chase & Co.                                      721,808
     20,825 M&T Bank Corp. (a)                                      1,392,984
     65,816 Moody's Corp. (a)                                       1,763,869
    168,261 New York Community Bancorp, Inc.                        2,441,467
      7,323 PartnerRe Ltd. (Bermuda)                                  546,735
      1,421 PNC Financial Services Group, Inc.                         75,015
    105,416 T Rowe Price Group, Inc. (a)                            5,613,402
     24,547 Torchmark Corp. (c)                                     1,078,841
    164,779 US Bancorp. (c)                                         3,709,175
------------------------------------------------------------------------------
                                                                   37,749,617
------------------------------------------------------------------------------
            HEALTH CARE -- 21.4%
    172,387 AmerisourceBergen Corp. (c)                             4,494,129
    101,409 Amgen, Inc. (b) (c)                                     5,736,707
        712 Beckman Coulter, Inc.                                      46,593
    103,580 Biogen Idec, Inc. (a) (b)                               5,541,530
    166,668 Cardinal Health, Inc. (c)                               5,373,376
      8,339 Cephalon, Inc. (b)                                        520,437
      3,396 Community Health Systems, Inc. (b)                        120,898
      6,761 Cooper Cos., Inc.                                         257,729
     23,630 Coventry Health Care, Inc. (b) (c)                        573,973
     37,385 Gilead Sciences, Inc. (b) (c)                           1,618,023


See notes to financial statements.

12 | Annual Report | December 31, 2009

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS continued


NUMBER
OF SHARES                                                               VALUE
------------------------------------------------------------------------------
            HEALTH CARE (CONTINUED)
     15,855 Hill-Rom Holdings, Inc.                              $    380,362
      3,330 IMS Health, Inc.                                           70,130
     37,957 Johnson & Johnson (a)                                   2,444,810
     86,820 McKesson Corp. (a)                                      5,426,250
      1,400 Millipore Corp. (b)                                       101,290
      7,238 OSI Pharmaceuticals, Inc. (b)                             224,595
    145,404 Pfizer, Inc. (c)                                        2,644,899
     15,549 Stryker Corp.                                             783,203
    180,649 Tenet Healthcare Corp. (b)                                973,698
     14,631 Zimmer Holdings, Inc. (a) (b)                             864,838
------------------------------------------------------------------------------
                                                                   38,197,470
------------------------------------------------------------------------------
            INDUSTRIALS -- 10.1%
     11,251 AGCO Corp. (a) (b)                                        363,857
     12,821 Avery Dennison Corp. (a)                                  467,838
      4,778 Burlington Northern Santa Fe Corp.                        471,207
      7,632 Crane Co.                                                 233,692
      4,765 FedEx Corp.                                               397,639
     64,485 Fluor Corp. (a)                                         2,904,405
     37,054 General Dynamics Corp. (c)                              2,525,971
     53,986 Illinois Tool Works, Inc. (c)                           2,590,788
      4,027 Joy Global, Inc.                                          207,753
     64,890 KBR, Inc. (a)                                           1,232,910
     25,520 Lockheed Martin Corp. (a)                               1,922,932
     13,665 Navistar International Corp. (b)                          528,152
    208,145 Southwest Airlines Co.                                  2,379,097
      3,716 Thomas & Betts Corp. (b)                                  132,996
     24,485 United Technologies Corp.                               1,699,504
------------------------------------------------------------------------------
                                                                   18,058,741
------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY -- 25.8%
      1,765 Affiliated Computer Services, Inc. -- Class A (b)         105,353
     19,020 Analog Devices, Inc.                                      600,652
        283 Apple, Inc. (b)                                            59,673
      1,242 Cognizant Technology Solutions Corp. -- Class A (b)        56,263
        913 Computer Sciences Corp. (b)                                52,525
    299,717 Corning, Inc. (c)                                       5,787,535
    119,009 Dell, Inc. (b)                                          1,708,969
     46,719 eBay, Inc. (a) (b)                                      1,099,765
     15,182 Harris Corp.                                              721,904
     25,905 IAC/InterActiveCorp. (b)                                  530,534
    107,848 Ingram Micro, Inc. -- Class A (a) (b)                   1,881,948


NUMBER
OF SHARES                                                               VALUE
------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY (CONTINUED)
    167,760 Intel Corp. (c)                                      $  3,422,304
     64,203 International Business Machines Corp. (c)               8,404,173
     45,650 Jabil Circuit, Inc.                                       792,940
      5,608 Lexmark International, Inc. -- Class A (b)                145,696
     33,717 Microchip Technology, Inc.                                979,816
    313,306 Microsoft Corp. (a)                                     9,552,700
     30,789 Molex, Inc.                                               663,503
    286,901 Motorola, Inc. (b) (c)                                  2,226,352
     13,587 Sun Microsystems, Inc. (b)                                127,310
     28,373 Tech Data Corp. (a) (b)                                 1,323,884
    208,516 Texas Instruments, Inc. (c)                             5,433,927
     15,859 Xerox Corp.                                               134,167
     13,647 Xilinx, Inc.                                              341,994
------------------------------------------------------------------------------
                                                                   46,153,887
------------------------------------------------------------------------------
            MATERIALS -- 2.7%
      9,014 Cabot Corp. (c)                                           236,437
      1,019 CF Industries Holdings, Inc.                               92,505
     36,199 Cliffs Natural Resources, Inc. (a)                      1,668,412
      9,701 Eastman Chemical Co.                                      584,388
    173,990 Huntsman Corp. (a)                                      1,964,347
      1,403 Newmont Mining Corp.                                       66,376
        800 Reliance Steel & Aluminum Co.                              34,576
      7,094 Sealed Air Corp.                                          155,075
------------------------------------------------------------------------------
                                                                    4,802,116
------------------------------------------------------------------------------
            TELECOMMUNICATIONS -- 4.4%
    140,822 AT&T, Inc. (c)                                          3,947,241
     41,164 NII Holdings, Inc. (a) (b)                              1,382,287
    609,738 Sprint Nextel Corp. (b)                                 2,231,641
      6,956 United States Cellular Corp. (b)                          295,004
------------------------------------------------------------------------------
                                                                    7,856,173
------------------------------------------------------------------------------
            UTILITIES -- 3.3%
      7,241 DTE Energy Co.                                            315,635
     32,793 Energen Corp. (a)                                       1,534,712
     57,544 FirstEnergy Corp. (a)                                   2,672,919
      4,668 Mirant Corp. (b)                                           71,280
     40,147 PPL Corp. (a)                                           1,297,150
------------------------------------------------------------------------------
                                                                    5,891,696
------------------------------------------------------------------------------
            TOTAL LONG-TERM INVESTMENTS -- 129.5%
            (Cost $226,655,044)                                   231,347,558
------------------------------------------------------------------------------

See notes to financial statements.


                                          Annual Report | December 31, 2009 | 13

OLA | Old Mutual/Claymore Long-Short Fund |  PORTFOLIO OF INVESTMENTS continued

NUMBER
OF SHARES                                                               VALUE
------------------------------------------------------------------------------
            MONEY MARKET FUNDS -- 4.4%
  7,840,108 Dreyfus Institutional Reserve Money Market Fund
            (Cost $7,840,108)                                    $  7,840,108
------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 133.9%
            (Cost $234,495,152)                                   239,187,666
            Securities Sold Short -- (30.2%)
            (Proceeds $44,670,095)                                (53,886,677)
            Total Value of Options Written
            (Premiums received $4,083,226) -- (2.0%)               (3,545,738)
            Liabilities in excess of Other Assets -- (1.7%)        (3,074,891)
------------------------------------------------------------------------------
            NET ASSETS -- 100.0%                                 $178,680,360
------------------------------------------------------------------------------
            SECURITIES SOLD SHORT -- 30.2%
            COMMON STOCKS -- 29.5%
            CONSUMER DISCRETIONARY -- 1.8%
      2,700 Brink's Home Security Holdings, Inc.                       88,128
      5,884 Burger King Holdings, Inc.                                110,737
     31,768 Central European Media Enterprises Ltd. --
              Class A (Bermuda)                                       750,042
     12,136 Clear Channel Outdoor Holdings, Inc. -- Class A           126,093
     84,287 Goodyear Tire & Rubber Co.                              1,188,447
      6,590 Penn National Gaming, Inc.                                179,116
     27,292 Weight Watchers International, Inc.                       795,835
------------------------------------------------------------------------------
                                                                    3,238,398
------------------------------------------------------------------------------
            ENERGY -- 6.5%
      5,398 Chesapeake Energy Corp.                                   139,700
     40,963 Comstock Resources, Inc.                                1,661,869
    175,952 El Paso Corp.                                           1,729,608
     12,995 EXCO Resources, Inc.                                      275,884
     40,343 Exterran Holdings, Inc.                                   865,357
     41,811 Forest Oil Corp.                                          930,295
     13,187 Newfield Exploration Co.                                  636,009
     52,742 Plains Exploration & Production Co.                     1,458,844
     57,552 Range Resources Corp.                                   2,868,967
     29,070 SandRidge Energy, Inc.                                    274,130
     19,458 Teekay Corp. (Marshall Islands)                           451,620
     18,957 Valero Energy Corp.                                       317,530
------------------------------------------------------------------------------
                                                                   11,609,813
------------------------------------------------------------------------------
            FINANCIALS -- 6.2%
      1,676 AMB Property Corp. -- REIT                                 42,822
      3,120 American National Insurance Co.                           372,653
      3,667 AON Corp.                                                 140,593
      3,939 Apartment Investment & Management Co. --
              Class A -- REIT                                          62,709
      6,927 Camden Property Trust -- REIT                             293,497
      3,141 Capitol Federal Financial                                  98,816
     15,370 Comerica, Inc.                                            454,491


NUMBER
OF SHARES                                                             VALUE
------------------------------------------------------------------------------
            FINANCIALS (CONTINUED)
     59,349 Fifth Third Bancorp                                  $    578,653
     67,681 First Horizon National Corp.                              906,925
    116,751 Genworth Financial, Inc. -- Class A                     1,325,124
     68,679 GLG Partners, Inc.                                        221,146
     19,497 Hartford Financial Services Group, Inc.                   453,500
     21,805 Interactive Brokers Group, Inc. -- Class A                386,385
     14,719 Jefferies Group, Inc.                                     349,282
     11,351 Legg Mason, Inc.                                          342,346
     15,185 Leucadia National Corp.                                   361,251
     10,654 Loews Corp.                                               387,273
      3,086 Markel Corp.                                            1,049,240
     64,265 Old Republic International Corp.                          645,221
      2,122 OneBeacon Insurance Group Ltd. -- Class A (Bermuda)        29,241
    111,625 ProLogis -- REIT                                        1,528,146
     55,961 SLM Corp.                                                 630,680
     36,742 Synovus Financial Corp.                                    75,321
     32,063 TFS Financial Corp.                                       389,245
------------------------------------------------------------------------------
                                                                   11,124,560
------------------------------------------------------------------------------
            HEALTH CARE -- 7.5%
     21,991 BioMarin Pharmaceutical, Inc.                             413,651
     65,875 Dendreon Corp.                                          1,731,195
    170,177 Hologic, Inc.                                           2,467,566
    281,193 King Pharmaceuticals, Inc.                              3,450,238
     14,294 Perrigo Co.                                               569,473
     28,968 United Therapeutics Corp.                               1,525,165
     76,027 Vertex Pharmaceuticals, Inc.                            3,257,757
------------------------------------------------------------------------------
                                                                   13,415,045
------------------------------------------------------------------------------
            INDUSTRIALS -- 2.6%
     62,474 AMR Corp.                                                 482,924
     42,559 BE Aerospace, Inc.                                      1,000,136
     73,395 Manitowoc Co., Inc.                                       731,748
     31,485 PACCAR, Inc.                                            1,141,961
     26,671 TransDigm Group, Inc.                                   1,266,606
------------------------------------------------------------------------------
                                                                    4,623,375
------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY -- 4.4%
      3,992 AOL, Inc.                                                  92,934
    124,881 Ciena Corp.                                             1,353,710
    185,389 Cypress Semiconductor Corp.                             1,957,708
      3,795 EchoStar Corp. -- Class A                                  76,431
     12,263 Itron, Inc.                                               828,611
     17,695 MEMC Electronic Materials, Inc.                           241,006
     44,530 Nuance Communications, Inc.                               691,996


See notes to financial statements.

14 | Annual Report | December 31, 2009

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS continued


NUMBER
OF SHARES                                                               VALUE
------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY (CONTINUED)
     57,514 Rambus, Inc.                                         $  1,403,342
     37,611 SanDisk Corp.                                           1,090,343
------------------------------------------------------------------------------
                                                                    7,736,081
------------------------------------------------------------------------------
            MATERIALS -- 0.2%
      6,822 Eagle Materials, Inc.                                     177,713
      7,933 Titanium Metals Corp.                                      99,321
------------------------------------------------------------------------------
                                                                      277,034
------------------------------------------------------------------------------
            TELECOMMUNICATIONS -- 0.2%
     10,996 SBA Communications Corp. -- Class A                       375,623
------------------------------------------------------------------------------
            UTILITIES -- 0.1%
      4,678 Oneok, Inc.                                               208,499
------------------------------------------------------------------------------
            TOTAL COMMON STOCKS SOLD SHORT -- 29.5 %
            (Proceeds $43,834,115)                                 52,608,428
------------------------------------------------------------------------------
            TRACKING STOCKS -- 0.7%
            CONSUMER DISCRETIONARY -- 0.7%
     53,528 Liberty Media Corp. -- Capital Series A                 1,278,249
            (Proceeds $835,980)
------------------------------------------------------------------------------
            TOTAL SECURITIES SOLD SHORT -- 30.2 %
            (Proceeds $44,670,095)                               $ 53,886,677
==============================================================================

CONTRACTS
(100 SHARES                                       EXPIRATION   EXERCISE
PER CONTRACT) OPTIONS WRITTEN(b)                     DATE       PRICE          VALUE
-------------------------------------------------------------------------------------
              CALL OPTIONS WRITTEN (b)
       825    KBW Bank Index                    January 2010  $   45.00  $    16,500
        20    Morgan Stanley Cyclical Index     January 2010     830.00       37,600
       165    Philadelphia Semiconductor Index  January 2010     345.00      311,025
       250    S&P 500 Index                     January 2010   1,110.00      486,250
       225    S&P 500 Index                     January 2010   1,185.00        9,563
       760    S&P 500 Index                    February 2010   1,110.00    2,584,000
       120    S&P 600 Small Cap Index           January 2010     330.00      100,800
-------------------------------------------------------------------------------------
              TOTAL OPTIONS WRITTEN
              (Premiums received $4,083,226)                             $ 3,545,738
=====================================================================================

KBW -- Keefe, Bruyette & Woods, Inc.

REIT -- Real Estate Investment Trust

S&P -- Standard and Poor's

(a)  All or a portion of these securities are held as collateral for options.

(b)  Non-income producing security.

(c) All or a portion of these securities are held as collateral for securities sold short.

Securities are classified by sectors that represent broad groupings of related industries.


See notes to financial statements.


                                          Annual Report | December 31, 2009 | 15

OLA | Old Mutual/Claymore Long-Short Fund

Statement of ASSETS AND LIABILITIES | DECEMBER 31, 2009
ASSETS
   Investments, at value (cost $234,495,152)                                                    $  239,187,666
   Dividends receivable                                                                                345,112
   Other assets                                                                                          5,411
---------------------------------------------------------------------------------------------------------------
       Total assets                                                                                239,538,189
---------------------------------------------------------------------------------------------------------------
LIABILITIES
   Securities sold short, at value (proceeds $44,670,095)                                           53,886,677
   Options written, at value (premiums received of $4,083,226)                                       3,545,738
   Custodian bank                                                                                    3,129,845
   Advisory fee payable                                                                                151,998
   Administration fee payable                                                                            4,180
   Accrued expenses                                                                                    139,391
---------------------------------------------------------------------------------------------------------------
       Total liabilities                                                                            60,857,829
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $  178,680,360
===============================================================================================================
COMPOSITION OF NET ASSETS
Common stock, $.01 par value per share; unlimited number of shares authorized,
   19,005,240 shares issued and outstanding                                                     $      190,052
Additional paid-in capital                                                                         297,515,981
Net unrealized depreciation on investments, futures, options,
   securities sold short and forwards                                                               (3,986,580)
Accumulated net realized loss on investments, futures, options, securities sold short, forwards
   and currency transactions                                                                      (115,039,093)
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $  178,680,360
===============================================================================================================
NET ASSET VALUE (BASED ON 19,005,240 COMMON SHARES OUTSTANDING)                                 $         9.40
===============================================================================================================

See notes to financial statements.

16 | Annual Report | December 31, 2009

OLA | Old Mutual/Claymore Long-Short Fund

Statement of OPERATIONS | FOR THE YEAR ENDED DECEMBER 31, 2009
INVESTMENT INCOME
   Dividends                                                $  4,902,943
   Interest                                                       63,081
------------------------------------------------------------------------------------------
       Total income                                                         $   4,966,024
------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                1,775,699
   Dividends on securities sold short                          1,159,721
   Custodian fee                                                 744,922
   Professional fees                                             192,364
   Trustees'fees and expenses                                    144,569
   Fund accounting                                                84,407
   Printing expense                                               78,391
   Administration fee                                             48,832
   NYSE listing fee                                               21,170
   Insurance                                                      19,843
   Transfer agent fee                                             19,259
   Miscellaneous                                                  10,280
------------------------------------------------------------------------------------------
       Total expenses                                                           4,299,457
------------------------------------------------------------------------------------------
       NET INVESTMENT INCOME                                                      666,567
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
       Investments                                                          $ (53,427,473)
       Futures                                                                  1,183,641
       Options                                                                (22,331,235)
       Securities sold short                                                    1,766,595
       Foreign currency forwards and currency transactions                        773,281
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                            103,848,699
       Futures                                                                 (1,921,324)
       Options                                                                 (1,195,713)
       Securities sold short                                                  (22,838,304)
       Foreign currency forwards and currency translation                      (1,224,673)
------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN                                             4,633,494
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $   5,300,061
==========================================================================================

See notes to financial statements.

                                          Annual Report | December 31, 2009 | 17

OLA | Old Mutual/Claymore Long-Short Fund

Statement of CHANGES IN NET ASSETS |
                                                                                          FOR THE             FOR THE
                                                                                       YEAR ENDED          YEAR ENDED
                                                                                DECEMBER 31, 2009   DECEMBER 31, 2008
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income                                                             $    666,567      $      969,018
   Net realized loss on investments, futures, options, securities sold short,
       forwards and currency transactions                                             (72,035,191)        (54,535,752)
   Net unrealized appreciation (depreciation) on investments, futures, options,
       securities sold short, forwards and currency translation                        76,668,685         (59,430,917)
----------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets resulting from operations                      5,300,061        (112,997,651)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                                 --          (2,755,313)
   Return of capital                                                                  (21,285,869)        (27,653,071)
----------------------------------------------------------------------------------------------------------------------
       Total distributions to common shareholders                                     (21,285,869)        (30,408,384)
----------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                                        (15,985,808)       (143,406,035)

NET ASSETS
   Beginning of period                                                                194,666,168         338,072,203
----------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment loss of
       $-- and $2,841,083, respectively)                                             $178,680,360      $  194,666,168
======================================================================================================================

See notes to financial statements.

18 | Annual Report | December 31, 2009

OLA | Old Mutual/Claymore Long-Short Fund

Financial HIGHLIGHTS |

                                                                                                                      FOR THE PERIOD
PER SHARE OPERATING PERFORMANCE                 FOR THE            FOR THE           FOR  THE            FOR THE    AUGUST 25, 2005*
FOR A COMMON SHARE OUTSTANDING               YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED             THROUGH
THROUGHOUT THE PERIOD                 DECEMBER 31, 2009  DECEMBER 31, 2008  DECEMBER 31, 2007  DECEMBER 31, 2006   DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.24           $  17.79           $  18.89           $  18.80     $  19.10(a)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(b)                 0.04               0.05              (0.10)              0.07         0.04
   Net realized and unrealized gain (loss)
      on investments, futures, options,
      securities sold short, forwards and
      foreign currency                             0.24              (6.00)              0.60               1.62         0.10
------------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations            0.28              (5.95)              0.50               1.69         0.14
------------------------------------------------------------------------------------------------------------------------------------
COMMON SHARES' OFFERING EXPENSES CHARGED
   TO PAID-IN CAPITAL                                --                 --                 --                 --        (0.04)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income       --              (0.14)             (1.60)             (1.60)       (0.40)
   Return of capital                              (1.12)             (1.46)                --                 --           --
------------------------------------------------------------------------------------------------------------------------------------
       Total distributions to
          common shareholders                     (1.12)             (1.60)             (1.60)             (1.60)       (0.40)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $   9.40           $  10.24           $  17.79           $  18.89     $  18.80
====================================================================================================================================
MARKET VALUE, END OF PERIOD                    $   8.52           $   7.98           $  15.33           $  18.33     $  16.47
====================================================================================================================================
TOTAL INVESTMENT RETURN (c)
   Net asset value                                 3.51%            -35.09%              2.54%              9.36%        0.52%
   Market value                                   22.85%            -39.88%             -8.45%             21.70%      -15.76%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)          $178,680           $194,666           $338,072           $359,036     $357,292

RATIOS TO AVERAGE NET ASSETS, INCLUDING
DIVIDEND EXPENSE ON SECURITIES SOLD SHORT:
Total expense ratio                                2.42%              2.26%              2.81%              2.00%        1.58%(d)(e)
   Operating expense ratio                         1.77%              1.41%              1.50%              1.52%        1.34%(d)
   Dividends paid on securities sold short         0.65%              0.85%              1.31%              0.48%        0.24%(d)(e)
Net investment income (loss) ratio                 0.38%              0.36%             -0.55%              0.39%        0.75%(d)(e)
Portfolio turnover                                  256%               223%               323%               248%          60%

*    Commencement of investment operations.

(a)  Before deduction of offering expenses charged to capital.

(b)  Based on average shares outstanding during the period.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) The expense ratio includes dividend payments made on securities sold short. During the approximate four month period from August 25, 2005 through December 31, 2005, nine securities sold short made two quarterly payments. The annualized ratios noted above have been adjusted such that these securities would only reflect the equivalent of four quarterly dividends per security. Had this adjustment not been made, the expense ratio would have been 1.65% and the net investment income ratio would have been 0.68%.


See notes to financial statements.


                                          Annual Report | December 31, 2009 | 19

OLA | Old Mutual/Claymore Long-Short Fund |

Notes to FINANCIAL STATEMENTS | DECEMBER 31, 2009

Note | -- ORGANIZATION:

Old Mutual/Claymore Long-Short Fund (the "Fund") was organized as a Massachusetts business trust on December 3, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the"1940 Act").

The Fund's primary investment objective is to provide a high level of current income and current gains. The Fund's secondary investment objective is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and by selling securities short in the S&P 500 Index that it believes will underperform relative to the average stock in the S&P 500. The Fund will also write (sell) call options on equity indices and, to a lesser extent, on individual securities held in the Fund's portfolio. The Fund may also employ a variety of other strategies involving futures and forward contracts and other derivative instruments in an attempt to enhance the Fund's investment returns. There can be no assurance that the Fund's investment objective will be achieved.

Note 2 -- ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards CodificationTM ("ASC") as the single source of authoritative accounting principles reorganized by the FASB in preparation of financial statements in conformity with GAAP. The ASC superseded existing non-grandfathered, non-U.S. Securities and Exchange Commission ("SEC") accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance with the ASC carried an equal level of authority. The implementation of ASC did not have a material effect of the Fund's financial statements.

The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS AND DERIVATIVES

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter ("OTC") market on which they are traded. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Equity index options are valued at the closing price on the primary exchange on which they are traded. Futures and options on futures contracts are valued at the settlement price determined by the exchange on which they are traded. Forward exchange currency contracts are valued daily at current exchange rates. All other types of securities, including restricted securities, and securities for which market quotations are not readily available, are valued as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities having a remaining maturity of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities whose quotations or prices are not readily available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and
(viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

The Fund adopted ASC 820, Fair Value Measurements and Disclosures ("ASC 820") (formerly known as the Statement of Financial Accounting Standard ("FAS") No.
157). In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). The following table represents the Fund's investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of December 31, 2009:

VALUATIONS (IN $000S)
DESCRIPTION                         LEVEL 1     LEVEL 2     LEVEL 3        TOTAL
--------------------------------------------------------------------------------
Assets:
Common stocks                   $   231,348  $       --  $       --  $   231,348
Money market funds                    7,840          --          --        7,840
--------------------------------------------------------------------------------
Total                           $   239,188  $       --  $       --  $   239,188
================================================================================
Liabilities:
Common stocks                   $    52,608  $       --  $       --  $    52,608
Tracking stocks                       1,278          --          --        1,278
Derivatives                           3,546          --          --        3,546
--------------------------------------------------------------------------------
Total                           $    57,432  $       --  $       --  $    57,432
================================================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) SECURITIES SOLD SHORT
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but rather has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in


20 | Annual Report | December 31, 2009

OLA | Old Mutual/Claymore Long-Short Fund | NOTES TO FINANCIAL STATEMENTS continued


connection with a short sale will be fully secured by collateral held in a segregated account at the custodian. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from a short sale may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Short equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Short equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Short equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Readily marketable short equity securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter ("OTC") market on which they are traded.

(d) CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Fund's Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations.

(e) DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains and premiums received on certain written options. Realized short-term capital gains and premiums received on certain options are considered ordinary income for tax purposes and will be reclassified at the Fund's fiscal year end on the Fund's Statement of Assets and Liabilities from accumulated net realized loss to accumulated net investment loss. Any net realized long-term capital gains will be distributed annually to common shareholders. It is likely that a substantial portion of the distributions paid during the calendar year will ultimately be classified as return of capital for income tax purposes.

(f) SUBSEQUENT EVENTS
The Fund has adopted ASC 855, Subsequent Events ("ASC 855") (formerly known as FAS No.165). ASC 855 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities. ASC 855 is intended to establish general standards of accounting and for disclosure of events that occur after the statement of assets and liabilities date but before the financial statements are issued or are available to be issued. The Fund has performed an evaluation of subsequent events through February 24, 2010, which is the date the financial statements were issued.

Note 3 -- INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
          AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser will furnish offices, necessary facilities and equipment, oversee the activities of Analytic Investors, LLC. ("Analytic" or the "Sub-Adviser"), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily total net assets.

Pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily total net assets. Analytic is an affiliate of Old Mutual (US) Holdings, Inc.

On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. merged into Claymore Group Inc. which is the surviving entity (the "Transaction"). This Transaction was completed on October 14, 2009 (the "Effective Date") and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Fund or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the consummation of this transaction resulted in the automatic termination of the Advisory & Sub-Advisory Agreements. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement") and an interim investment sub-advisory agreement among the Fund, the Adviser and Analytic (the "Interim Sub-Advisory Agreement" and together with the Interim Advisory Agreement, the "Interim Agreements").

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement") and a new investment sub-advisory agreement among the Fund, the Adviser and Analytic (the "New Sub-Advisory Agreement" and together with the New Advisory Agreement, the "New Agreements") and recommended that the New Agreements be submitted to the shareholders of the Fund for their approval. The New Agreements, which were approved by shareholders on February 18, 2010, will have an initial term of one year. Thereafter, the New Agreements will continue in effect only if their continuance is approved annually by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Agreements and those of the original Advisory Agreement and Sub-Advisory Agreement.


                                          Annual Report | December 31, 2009 | 21

OLA | Old Mutual/Claymore Long-Short Fund | NOTES TO FINANCIAL STATEMENTS continued


The Adviser provides Fund Administration services to the Fund. For its services, the Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily total net assets of the Fund:

NET ASSETS                                                                 RATE
--------------------------------------------------------------------------------
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser or the Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 -- FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At December 31, 2009, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences, which are primarily due to the differences between book and tax treatment of foreign currency transactions, capital gain and return of capital distributions received from real estate investment trusts and net operating losses. Net assets were not affected by these changes.

UNDISTRIBUTED NET                       ACCUMULATED
  INVESTMENT LOSS                 NET REALIZED LOSS             PAID IN CAPITAL
--------------------------------------------------------------------------------
       $2,174,516                         ($732,008)                ($1,442,508)

Capital losses and foreign currency transactions incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and elected to defer capital losses from 2009 in the amount of $2,237,604.

Information on the tax components of investments, excluding short sales transactions and excluding written options, and net assets as of December 31, 2009 is as follows:

     COST OF                                         NET TAX            NET TAX
 INVESTMENTS      GROSS TAX      GROSS TAX        UNREALIZED         UNREALIZED
     FOR TAX     UNREALIZED     UNREALIZED   APPRECIATION ON    APPRECIATION ON
    PURPOSES   APPRECIATION   DEPRECIATION       INVESTMENTS        DERIVATIVES
--------------------------------------------------------------------------------
$236,274,641    $16,013,154   ($13,100,129)       $2,913,025           $537,488

Information on the tax components of securities sold short as of December 31, 2009 is as follows:

                                                                        NET TAX
 PROCEEDS FROM                                                       UNREALIZED
    SECURITIES             GROSS TAX             GROSS TAX         DEPRECIATION
SOLD SHORT FOR            UNREALIZED            UNREALIZED        ON SECURITIES
  TAX PURPOSES          APPRECIATION          DEPRECIATION           SOLD SHORT
--------------------------------------------------------------------------------
   $44,262,831              $348,976           ($9,972,822)         ($9,623,846)

Tax components of the following balances as of December 31, 2009 and 2008 are as follows:

                                         DECEMBER 31, 2009    DECEMBER 31, 2008
--------------------------------------------------------------------------------
Accumulated Net Investment Loss               $         --          ($1,619,801)
Accumulated Capital and Other Losses         ($112,852,340)        ($37,913,175)

For the year ended December 31, 2009 and 2008, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets, was as follows:

DISTRIBUTIONS PAID FROM:                                  2009             2008
--------------------------------------------------------------------------------
Ordinary Income                                 $           --   $    2,749,600
Capital Gain                                                --            5,713
Return of Capital                                   21,285,869       27,653,071
--------------------------------------------------------------------------------
                                                $   21,285,869   $   30,408,384
--------------------------------------------------------------------------------

At December 31, 2009, for federal income tax purposes, the Fund had a capital loss carryforward of $110,614,736 available to offset possible future capital gains. Of this amount, $27,523,465 is set to expire December 31, 2016 and the remaining $83,091,271 is set to expire December 31, 2017.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 -- INVESTMENT TRANSACTIONS:

For the year ended December 31, 2009, purchases and sales of investments, excluding written options with maturities of less than one year and short-term securities, were $584,240,237 and $604,615,885, respectively.

Note 6 -- DERIVATIVES:

The Fund adopted ASC 815, Derivatives and Hedging ("ASC 815") (formerly known as FAS No. 161), effective January 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows.

The Fund may engage in asset allocation strategies by purchasing or selling futures contracts on U.S. and foreign securities, indices and other assets. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement


22 | Annual Report | December 31, 2009

OLA | Old Mutual/Claymore Long-Short Fund | NOTES TO FINANCIAL STATEMENTS continued

of Assets and Liabilities. The Fund may use futures contracts in an attempt to enhance the Fund's investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund's portfolio. There are a number of risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. If futures are used for hedging, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's portfolio securities being hedged. During the period covered by this report, Analytic also pursued a global asset allocation strategy which sought to generate incremental investment returns with a low correlation to the rest of the Fund's portfolio by taking long and short positions in global equity and fixed-income markets. Given the unprecedented volatility in the market and performance of the global asset allocation, the Fund announced on July 20, 2009 that it was suspending its use of this component of its overall investment strategy. The other elements of the strategy remain unchanged.

The Fund will opportunistically employ an option strategy in an attempt to generate gains from option premiums, enhance distributions payable to the Fund's shareholders and reduce overall portfolio risk. The Fund intends to pursue its options strategy primarily by writing call options on equity indices. As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price upon exercise. If the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium.

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts are included in net realized gain or loss on foreign currency forwards and currency transactions on the Statement of Operations. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation on foreign currency forwards and currency translation on the Statement of Operations. The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of December 31, 2009.

STATEMENT OF ASSETS AND LIABILITIES PRESENTATION OF FAIR VALUES OF DERIVATIVE
INSTRUMENTS:
--------------------------------------------------------------------------------

                                  ASSET DERIVATIVES      LIABILITY DERIVATIVES
--------------------------------------------------------------------------------
                                 STATEMENT OF            STATEMENT OF
                                 ASSETS AND              ASSETS AND
                                 LIABILITIES   FAIR      LIABILITIES       FAIR
(AMOUNT IN THOUSANDS)            LOCATION     VALUE      LOCATION         VALUE
--------------------------------------------------------------------------------
                                                         Options written,
Equity risk                      N/A            $--      at value        $3,546
--------------------------------------------------------------------------------
Total                                           $--                      $3,546
--------------------------------------------------------------------------------

The following table presents the effect of derivatives on the Statement of Operations for the year ended December 31, 2009.

EFFECT OF DERIVATIVES ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 2009:
--------------------------------------------------------------------------------

                  AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES
--------------------------------------------------------------------------------
                                                        FOREIGN CURRENCY
(AMOUNT IN THOUSANDS)      FUTURES   OPTIONS            FORWARDS          TOTAL
--------------------------------------------------------------------------------
Foreign exchange risk    $   1,056  $      --           $   1,238   $     2,294
Equity risk                 (1,792)   (22,331)                 --       (24,123)
Interest rate risk           1,920         --                  --         1,920
--------------------------------------------------------------------------------
Total                    $   1,184  $ (22,331)          $   1,238   $   (19,909)
--------------------------------------------------------------------------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
--------------------------------------------------------------------------------
                                                        FOREIGN CURRENCY
                           FUTURES   OPTIONS            FORWARDS          TOTAL
--------------------------------------------------------------------------------
Foreign exchange risk    $      --  $      --           $  (1,221)  $    (1,221)
Equity risk                    695     (1,196)                 --          (501)
Interest rate risk          (2,616)        --                  --        (2,616)
--------------------------------------------------------------------------------
Total                    $  (1,921) $  (1,196)          $  (1,221)  $    (4,338)
--------------------------------------------------------------------------------

Transactions in written call option contracts during the year ended December 31, 2009 were as follows:

                                                   NUMBER OF           PREMIUMS
                                                   CONTRACTS           RECEIVED
--------------------------------------------------------------------------------
Options outstanding, beginning of year                 4,737      $   5,563,001
--------------------------------------------------------------------------------
Options written, during the year                     223,338        146,922,285
Options expired, during the year                     (31,123)       (12,947,274)
Options closed, during the year                     (194,587)      (135,454,786)
--------------------------------------------------------------------------------
Options outstanding, end of period                     2,365      $   4,083,226
--------------------------------------------------------------------------------

Transactions in futures contracts during the year ended December 31, 2009 were as follows:

                                                                      NUMBER OF
                                                                      CONTRACTS
--------------------------------------------------------------------------------
Futures outstanding, beginning of year                                    3,787
--------------------------------------------------------------------------------
Futures opened                                                           28,970
Futures closed                                                          (32,757)
--------------------------------------------------------------------------------
Futures outstanding, end of period                                           --
--------------------------------------------------------------------------------


                                          Annual Report | December 31, 2009 | 23

OLA | Old Mutual/Claymore Long-Short Fund | NOTES TO FINANCIAL STATEMENTS continued


Note 7 -- CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,005,240 issued and outstanding.

There were no transactions in common shares during the years ended December 31, 2009 and December 31, 2008.

Note 8 -- INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 -- RECENT ACCOUNTING PRONOUNCEMENT:

On January 21, 2010, the FASB issued an ASU, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level
2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.


24 | Annual Report | December 31, 2009

OLA | Old Mutual/Claymore Long-Short Fund


Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OLD MUTUAL/CLAYMORE LONG-SHORT
FUND

We have audited the accompanying statement of assets and liabilities of Old Mutual/Claymore Long-Short Fund (the "Fund"), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from August 25, 2005 (commencement of investment operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual/Claymore Long-Short Fund at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from August 25, 2005 (commencement of investment operations) through December 31, 2005, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois

February 24, 2010

                                          Annual Report | December 31, 2009 | 25

OLA | Old Mutual/Claymore Long-Short Fund


Supplemental INFORMATION | (unaudited)

FEDERAL INCOME TAX INFORMATION

In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2009.

TRUSTEES

The Trustees of the Old Mutual/Claymore Long-Short Fund and their principal occupations during the past five years:

                                                                                           NUMBER OF
NAME, ADDRESS,* YEAR OF  TERM OF OFFICE**  PRINCIPAL OCCUPATIONS DURING                    PORTFOLIOS IN THE
BIRTH AND POSITION(S)    AND LENGTH OF     THE PAST FIVE YEARS AND                         FUND COMPLEX***       OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED       OTHER AFFILIATIONS                              OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes        Since 2005        Private Investor (2001-present). Formerly,               41           None.
Year of Birth: 1951                        Senior Vice President & Treasurer, PepsiCo.
Trustee                                    Inc. (1993-1997), President, Pizza Hut
                                           International (1991-1993) and Senior Vice
                                           President, Strategic Planning and New
                                           Business Development (1987-1990) of PepsiCo,
                                           Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Steven D. Cosler         Since 2005        Retired. Formerly, President, Chief                       2           Director, SXC
Year of Birth: 1955                        Executive Officer and Director of Priority                            Health Solutions,
Trustee                                    Healthcare Corp. (2002-2005). Formerly,                               Corp.
                                           President and Chief Operating Officer of
                                           Priority Healthcare Corp. (2001-2002).
                                           Formerly, Executive Vice President and Chief
                                           Operating Officer of Priority Healthcare
                                           Corp. (2000-2001).
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hamje          Since 2005        Retired. Formerly, President and Chief                    2           Trustee, Old Mutual
Year of Birth: 1942                        Investment Officer of TRW Investment                                  Advisor Mutual
Trustee                                    Management Co. (1990-2003).                                           Funds.
------------------------------------------------------------------------------------------------------------------------------------
L. Kent Moore            Since 2005        Owner, Eagle River Ventures, LLC                          2           Trustee, Old Mutual
Year of Birth: 1955                        (1999-present) and Chairman, Foothills                                Advisor Mutual
Trustee                                    Energy Ventures, LLC (2006-present).                                  Funds.
                                           Previously, Partner at WilSource Enterprise
                                           (2005-2006), Managing Director High Sierra
                                           Energy L.P., (2004-2005), Portfolio Manager
                                           and Vice President of Janus Capital Corp.
                                           (2000-2002) and Senior Analyst/Portfolio
                                           Manager of Marsico Capital Management
                                           (1997-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg         Since 2005        Partner of Nyberg & Cassioppi, LLC, a law                44           None.
Year of Birth: 1953                        firm specializing in corporate law, estate
Trustee                                    planning and business transactions
                                           (2000-present). Formerly, Executive Vice
                                           President, General Counsel and Corporate
                                           Secretary of Van Kampen Investments
                                           (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.    Since 2005        Retired. Formerly, Vice President, Manager               41           None.
Year of Birth: 1958                        and Portfolio Manager of Nuveen Asset
Trustee                                    Management (1998-1999), Vice President of
                                           Nuveen Investment Advisory Corp.
                                           (1992-1999), Vice President and Manager of
                                           Nuveen Unit Investment Trusts (1991-1999),
                                           and Assistant Vice President and Portfolio
                                           Manager of Nuveen Unit Investment Trusts
                                           (1988-1999), each of John Nuveen & Co., Inc.
                                           (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Appelstein+   Since 2005        Senior Vice President of Product Strategy                 2           None.
Year of Birth: 1961                        and Retirement Solutions Planning, Director
Trustee                                    of Investment Services, Old Mutual Asset
                                           Management (2003-present). Formerly, Senior
                                           Vice President of Consulting Relationships,
                                           Fidelity Management Trust Co. (1998-2003).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     -Messrs. Appelstein and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund's 2012 annual meeting of shareholders.

     -Messrs. Cosler and Hamje, as Class II Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

     -Messrs. Moore, Nyberg and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U. S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Appelstein is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Old Mutual Asset Management, the parent company of the Fund's Sub-Adviser.

As of October 14, 2009, Nicholas Dalmaso resigned his position as Trustee for the Fund.


26 | Annual Report | December 31, 2009

OLA | Old Mutual/Claymore Long-Short Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

OFFICERS
The Officers of the Old Mutual/Claymore Long-Short Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND  TERM OF OFFICE** AND   PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT   LENGTH OF TIME SERVED  AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                  Since 2008             Senior Managing Director and Chief Investment Officer of Claymore
Year of birth: 1955                                       Advisors, LLC and Claymore Securities, Inc. (2008-present). Chief
Chief Executive Officer                                   Executive Officer of certain other funds in the Fund Complex.
                                                          Formerly, Managing Director of Research, Nuveen Asset Management
                                                          (2000-2007).

------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                  Since 2008             Senior Managing Director and General Counsel of Claymore Advisors,
Year of birth: 1959                                       LLC, Claymore Securities, Inc. and Claymore Group Inc. (2007-present).
Chief Legal Officer                                       Chief Legal Officer of certain other funds in the Fund Complex.
                                                          Formerly, Associate General Counsel and Assistant Corporate Secretary
                                                          of NYSE Euronext, Inc. (2000-2007).

------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                     Since 2005             Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                       Securities, Inc. (2005- present). Previously, Chief Financial Officer
Chief Accounting Officer,                                 of Claymore Group Inc. (2005-2006). Managing Director of Claymore
Chief Financial Officer                                   Advisors, LLC and Claymore Securities, Inc. (2003-2005). Formerly,
and Treasurer                                             Treasurer of Henderson Global Funds and Operations Manager for
                                                          Henderson Global Investors (North America) Inc. (2002-2003); Managing
                                                          Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen
                                                          Investments (1999-2001); Chief Financial Officer, Skyline Asset
                                                          Management LP (1999); Vice President, Van Kampen Investments and
                                                          Assistant Treasurer, Van Kampen mutual funds (1989-1999).
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Mathiasen                  Since 2009             Vice President, Assistant General Counsel of Claymore Group Inc. (2007
Year of Birth: 1978                                       to present). Secretary of certain funds in the Fund Complex.
Secretary                                                 Previously, Law Clerk for the Idaho State Courts (2003-2007).
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth H. Hudson                Since 2009             Assistant General Counsel of Claymore Group Inc. (2009-present).
Year of Birth: 1980                                       Assistant Secretary of certain funds in the Fund Complex. Previously,
Assistant Secretary                                       associate at Bell, Boyd & Lloyd LLP (nka K&L Gates LLP) (2007-2008).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                        Since 2006             Vice President-Fund Compliance Officer of Claymore Group Inc. (Feb
Year of Birth: 1957                                       2006-present). Previously, Chief Compliance Officer/Assistant
Chief Compliance Officer                                  Secretary of Harris Investment Management, Inc. (2003-2006).
                                                          Director-Compliance of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


                                          Annual Report | December 31, 2009 | 27

OLA | Old Mutual/Claymore Long-Short Fund

Dividend Reinvestment PLAN | (unaudited)


Unless the registered owner of common shares elects to receive cash by contacting the Bank of New York Mellon (the "Plan Administrator"), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.


28 | Annual Report | December 31, 2009

OLA | Old Mutual/Claymore Long-Short Fund

Board Considerations Regarding Contract Approvals of the Interim and New Investment Advisory Agreements and Interim and NEW INVESTMENT SUB-ADVISORY AGREEMENTS


On September 28, 2009, the Board of Trustees (the "Board") of the Old Mutual/Claymore Long-Short Fund (the "Fund"), including those trustees who are not "interested persons" as defined by the Investment Company Act of 1940 (the "Independent Trustees"), on the recommendation of the Nominating & Governance Committee (referred to as the "Committee" and consisting solely of the Independent Trustees) of the Board of the Fund, approved: (1) an interim ("Interim Advisory Agreement") and new ("New Advisory Agreement") advisory agreement (together, the "Investment Advisory Agreements") between the Fund and Claymore Advisors, LLC ("Adviser") and (2) an interim ("Interim Sub-Advisory Agreement") and new ("New Sub-Advisory Agreement") investment sub-advisory agreement (together the "Investment Sub-Advisory Agreements") among the Adviser, the Fund and Analytic Investors, LLC ("Sub-Adviser"). (The Investment Advisory Agreements and the Investment Sub-Advisory Agreements are together referred to as the "Advisory Agreements.") As part of its review process, the Committee was represented by independent legal counsel.

Based upon its review, the Board and the Committee concluded that it was in the best interest of the Fund to approve each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

INTERIM ADVISORY AGREEMENT AND NEW ADVISORY AGREEMENT

The Board reviewed materials received from the Adviser, Guggenheim Partners, LLC ("Guggenheim") and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund. Earlier this year, the Adviser informed the Board that it was in discussions with Guggenheim concerning a strategic transaction, including a potential sale of a controlling interest in the Adviser (the "Transaction"). The Adviser provided periodic reports to representatives of the Board as to the status and nature of such discussions with Guggenheim and the Adviser's operating and financial results. In the spring of 2009, the Adviser informed the Board that Guggenheim had arranged up to $20 million of subordinated loans to Claymore Group as interim financing for working capital and for inventory purchases in connection with its business of creating, distributing and supervising unit investment trusts and other investment products.

Following the execution of a merger agreement between Claymore and Guggenheim (the "Merger Agreement"), a telephonic meeting was held on July 28, 2009, and attended by certain members of the Board, the chief executive officer of Claymore Group and the chief executive officer of Guggenheim. Such executive officers summarized the principal terms of the Merger Agreement, and described the Transaction, the business plans for the Adviser following the consummation of the Transaction and answered such questions as were raised at the meeting. Representatives of the Board requested additional information regarding the Transaction, Guggenheim and the impact of the Transaction on the Shareholders of the Fund.

During the third quarter of 2009, the Committee received reports on the progress of the Transaction, including the debt financing and additional equity financing arranged by Guggenheim. As part of its review process, the Committee was represented by independent legal counsel. The Committee reviewed materials received from the Adviser, Guggenheim and independent legal counsel. The Adviser and Guggenheim provided, among other information, information regarding the terms of the Transaction and potential benefits to the Adviser from the Transaction. The information provided regarding Guggenheim included (i) financial information, (ii) information regarding senior executives of the firm, (iii) information regarding other Guggenheim affiliated investment managers, (iv) information regarding litigation and regulatory matters and (v) potential conflicts of interest. The Adviser and Guggenheim also provided information regarding Guggenheim's and the Adviser's intentions for the business, operations and personnel of the Adviser following the closing of the Transaction. The Committee met and discussed the Transaction and the Interim Advisory Agreement and the New Advisory Agreement in September 2009. Additional supplemental information regarding the Transaction and Guggenheim was provided by the Adviser and Guggenheim and reviewed by the Committee.

Subsequent to these meetings, the Board met in person to consider the Interim Advisory Agreement and the New Advisory Agreement at a meeting held on September 28, 2009. The Board met with representatives of the Adviser and Guggenheim to discuss the Transaction. Representatives from the Adviser and Guggenheim discussed the Transaction with, and answered questions from, the Board. The Committee met in executive session to discuss the Transaction and the information provided at the Board meeting. The Committee concluded that it was in the best interest of the Fund to approve the Interim Advisory Agreement and New Advisory Agreement and, accordingly, recommended to the Board the approval of the Interim Advisory Agreement and New Advisory Agreement. The Board subsequently approved the Interim Advisory Agreement and approved the New Advisory Agreement for a one-year term. The Board also determined to consider the continuation of the agreement during the course of the one-year term by conducting a thorough review of the various information that is part of the Board's regular annual consideration of the continuation of the Fund's advisory agreement. In reaching the conclusion to approve the Interim Advisory Agreement and New Advisory Agreement, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors. Provided below is an overview of the primary factors the Board considered in connection with the review of the Interim Advisory Agreement and the New Advisory Agreement.

In connection with the Board's consideration of the Interim Advisory Agreement and the New Advisory Agreement, the Trustees considered, among other information, the following factors:

     o within the last year, the Board had engaged in a thorough review of the various factors, including fees and performance, that are part of the decision whether to continue an advisory agreement;

     o Board approval of the Fund's Investment Advisory Agreements was a condition to the closing of the Transaction;

     o Claymore's statement to the Board that the manner in which the Fund's assets are managed will not change as a result of the Transaction;

     o the aggregate advisory fee rate payable by the Fund will not change under the Interim Advisory Agreement or New Advisory Agreement;

     o there are no material differences between the terms of the Interim Advisory Agreement and New Advisory Agreement and the terms of the Fund's prior advisory agreement, except for those provisions in the Interim Advisory Agreement which are necessary to comply with Rule 15a-4 under the 1940 Act;

     o the capabilities of the Adviser's personnel who will provide advisory (if applicable), management, shareholder servicing and administrative services to the Fund are not expected to change, and the key personnel who currently provide


                                          Annual Report | December 31, 2009 | 29

OLA | Old Mutual/Claymore Long-Short Fund | BOARD CONSIDERATIONS continued


          advisory (if applicable), management, shareholder servicing and administrative services to the Fund are expected to continue to do so after the Transaction;

     o the assurance from the Adviser and Guggenheim that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund;

     o    the Adviser's current financial condition;

     o    the impact of the Transaction on the Adviser's day-to-day operations;

     o the reputation, capabilities, experience, organizational structure and financial resources of Guggenheim;

     o the long-term business goals of Guggenheim and the Adviser with regard to the business and operations of the Adviser;

     o that Shareholders of the Fund will not bear any costs in connection with the Transaction, inasmuch as the Adviser will bear the costs, fees and expenses incurred by the Fund in connection with the Fund's Proxy Statement and any other costs of the Fund associated with the Transaction; and

     o that the Adviser and relevant acquisition subsidiaries have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) on the Fund.


Nature, Extent and Quality of Services Provided by the Adviser. The Board noted that key management personnel servicing the Fund are expected to remain with the Adviser following the Transaction and that the services provided to the Fund by the Adviser are not expected to change. The Board also considered the Adviser's and Guggenheim's representations to the Board that Guggenheim intends for the Adviser to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the impact of the Transaction on the day-to-day operations of the Adviser would be neutral or positive. The Board also considered Guggenheim's statement that the Adviser's compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change materially following consummation of the Transaction. Based on this review, the Board concluded that the range and quality of services provided by the Adviser to the Fund were expected to continue under the Interim Advisory Agreement and the New Advisory Agreement at the same or improved levels.

Advisory Fees. The Board also considered the fact that the advisory fee rates payable to the Adviser would be the same under the Interim Advisory Agreement and New Advisory Agreement as they are under the Fund's prior advisory agreement, which had within the last year been determined to be reasonable. The Board concluded that these factors supported approval of the Interim Advisory Agreement and New Advisory Agreement.

Performance. With respect to the performance of the Fund, the Board considered that, the Sub-Adviser would continue to manage the Fund's portfolio following the closing of the Transaction, subject to Shareholder approval of the New Sub-Advisory Agreement. The Board concluded that these factors supported approval of the Interim Advisory Agreement and New Advisory Agreement.

Profitability. The Board noted that it was too early to predict how the Transaction may affect the Adviser's future profitability from its relationship with the Fund, but concluded that this matter would be given further consideration on an annual basis going forward. The Board also noted that the Adviser's fee rates under the Interim Advisory Agreement and New Advisory Agreement are the same as those assessed under the Fund's prior advisory agreement.

Economies of Scale. The Board considered any potential economies of scale that may result from the Transaction. The Board further noted Guggenheim's statement that such economies of scale could not be predicted in advance of the closing of the Transaction.

Other Benefits. The Board noted its prior determination that the advisory fees were reasonable, taking into consideration other benefits to the Adviser (including the receipt by Claymore of an administrative fee). The Board also considered other benefits to the Adviser, Guggenheim and their affiliates expected to be derived from their relationships with the Fund as a result of the Transaction and noted that no additional benefits were reported by the Adviser or Guggenheim as a result of the Transaction. Therefore, the Board concluded that the advisory fees continued to be reasonable, taking into consideration other benefits.

NEW SUB-ADVISORY AGREEMENT AND INTERIM SUB-ADVISORY AGREEMENT

In conjunction with the consideration of the Transaction and the approval of a New Advisory Agreement and Interim Advisory Agreement, the Board, including the Independent Trustees, also considered the Fund's New Sub-Advisory Agreement and Interim Sub-Advisory Agreement. The Board noted that while the closing of the Transaction would result in the termination of the prior sub-advisory agreement pursuant to its terms, the Sub-Adviser was not a party to the Transaction and the operations of the Sub-Adviser and the services to be provided by the Sub-Adviser would be unaffected by the Transaction.

The Board determined that there were no material differences between the terms of the Interim Sub-Advisory Agreement and the corresponding prior sub-advisory agreement, except with respect to those provisions required to comply with Rule 15a-4 under the 1940 Act, and that there were no material differences between the terms of the New Sub-Advisory Agreement and the prior sub-advisory agreement. The Board noted that the compensation to be received by the Sub-Adviser under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement is not greater than the compensation the Sub-Adviser would have received under the prior sub-advisory agreement. The Board noted that the scope and quality of services to be provided to the Fund under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided under the prior sub-advisory agreement. The Board noted that, within the last year, it had engaged in a thorough review of the various factors, including fees and performance, which are part of the evaluation of the renewal or approval of a sub-advisory agreement.

The Board noted that the factors previously considered with respect to approval of the prior sub-advisory agreement continued to support the approval of the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement. The Board also determined to consider such factors again within one year of the execution of the New Sub-Advisory Agreement. Based upon its review, the Board concluded that it was in the best interest of the Fund to approve the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement.

OVERALL CONCLUSIONS

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements are fair and reasonable and that approval of the Advisory Agreements is in the best interests of the Fund.

30 | Annual Report | December 31, 2009

OLA | Old Mutual/Claymore Long-Short Fund

Fund INFORMATION |

BOARD OF TRUSTEES                         OFFICERS                          INVESTMENT ADVISER
Matthew J.Appelstein*                     J. Thomas Futrell                 Claymore Advisors, LLC
                                          Chief Executive Officer           Lisle, Illinois
Randall C. Barnes
                                          Kevin Robinson                    INVESTMENT SUB-ADVISER
Steven D. Cosler                          Chief Legal Officer               Analytic Investors, LLC
                                                                            Los Angeles, California
Robert M. Hamje                           Steven M. Hill
                                          Chief Accounting Officer, Chief   ADMINISTRATOR
L. Kent Moore                             Financial Officer and Treasurer   Claymore Advisors, LLC
                                                                            Lisle, Illinois
                                          Mark Mathiasen
Ronald A. Nyberg                          Secretary                         ACCOUNTING AGENT, CUSTODIAN
                                                                            AND TRANSFER AGENT
Ronald E.Toupin, Jr.                      Elizabeth H. Hudson               The Bank of New York Mellon
                                          Assistant Secretary               New York, New York

*    Trustee is an "interested person"    Bruce Saxon                       LEGAL COUNSEL
     of the Fund as defined in the        Chief Compliance Officer          Skadden, Arps, Slate,
     Investment Company Act of 1940, as                                     Meagher & Flom LLP
     amended, as a result of his                                            Chicago, Illinois
     position as an officer of Old
     Mutual Asset Management, the parent                                    INDEPENDENT REGISTERED PUBLIC
     company of the Fund's Sub-Adviser.                                     ACCOUNTING FIRM
                                                                            Ernst &Young LLP
                                                                            Chicago, Illinois

PRIVACY PRINCIPLES OF OLD MUTUAL/CLAYMORE LONG-SHORT FUND FOR SHAREHOLDERS
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF OLD MUTUAL/CLAYMORE LONG-SHORT FUND?

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent:
     The Bank of New York Mellon, 101 Barclay 11E, New York, New York 12086
     (866) 488-3559

This report is sent to shareholders of Old Mutual/Claymore Long-Short Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 882-0688, by visiting Claymore's website at www.claymore/ola or by accessing the Fund's Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore's website at www.claymore/ola. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

                                          Annual Report | December 31, 2009 | 31

OLA | Old Mutual/Claymore Long-Short Fund

About the FUND MANAGER |

ANALYTIC INVESTORS, LLC

Analytic Investors specializes in the application of systematic investment processes to evaluate and exploit opportunities in the global equity, fixed income and derivative securities markets. Based in Los Angeles and wholly owned by Old Mutual plc, Analytic employs 35 professionals and manages more than $9 billion. The firm manages a range of traditional, long-only equity products as well as a number of absolute return strategies. The firm was founded in 1970 and, since that time, has focused on delivering valued-added, risk-controlled investment strategies to its range of institutional, fund-of-fund, and high net worth clients.

INVESTMENT PHILOSOPHY

Analytic's philosophy is anchored in the conviction that the systematic application of quantitative techniques to assess opportunity has the potential to deliver quality, risk-adjusted performance, regardless of market cycle. Analytic's quantitative methods bring together the best attributes of individual security selection and unbiased portfolio modeling, yielding a management style that is both disciplined and responsive.

INVESTMENT PROCESS

Analytic's innovative research seeks to uncover the factors that are driving performance and are likely to be important going forward. Two core beliefs underlie the firm's investment process:

     o The attractiveness of every security is determined by a multitude of factors that can be measured.

     o The desirability of a security's characteristics change with economic conditions.

Sophisticated quantitative techniques enable Analytic to simultaneously analyze a variety of unique characteristics -- such as relative valuation, growth potential, historical returns, liquidity and risk -- in an effort to identify and exploit opportunities. Analytic uses thorough statistical analysis in an attempt to identify the merits of each security as well as the relationships between each security's measurable characteristics that may be driving its performance.

Analytic's proprietary multi-factor return models are applied in a risk-controlled environment. The firm's highly evolved and successful approach, supported by the research efforts of its investment team, capitalizes on opportunity while neutralizing systematic market exposure and overall risk.

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(02/10)                 NOT FDIC-INSURED | NOT BANK- GUARANTEED | MAY LOSE VALUE


                                                                          OLA
                                                                         LISTED
                                                                        NYSE (R)

                                                                     OLA-AR-1209

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)      (1) The registrant's Code of Ethics is attached hereto as an exhibit.

         (2) Not applicable.

         (3) Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Randall C. Barnes. Mr. Barnes is an "independent" Trustee. Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation of identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $41,500 and $41,500 for the fiscal years ending December 31, 2009, and December 31, 2008, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ending December 31, 2009, and December 31, 2008, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $6,000 and $6,000 for the fiscal years ending December 31, 2009 and December 31, 2008, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) thru 4(c) of this Item were $0 and $0 for the fiscal years ending December 31, 2009, and December 31, 2008, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e). Audit Committee Pre-Approval Policies and Procedures.

         (i) The Registrant's audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and
(2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or
(2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.


IV.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the I Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-

         X).

         (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.


IV.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control I affiliate" of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

         (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

      (ii) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $6,000 and $6,000 for the fiscal years ending December 31, 2009, and December 31, 2008, respectively.

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)The registrant has a separately designated standing audit committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the registrant is composed of:
Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Analytic Investors, LLC (the "Sub-Adviser" or "Analytic"). The Sub-Adviser's proxy voting policies and procedures are included as an exhibit hereto.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A team of investment professionals at Analytic shares primary responsibility for the day-to-day portfolio management of the Fund. Mr. McMurran and Mr. Bein oversee the team regarding the management of the Fund. The following provides information regarding the members of the team.


NAME                         SINCE                             PROFESSIONAL EXPERIENCE
----                         -----                             -----------------------
Gregory M. McMurran          2005        Mr. McMurran (Chief Investment Officer and Portfolio Manager) is responsible
                          (Inception)    for the management of implementation of Analytic's investment strategies, including those used for the Fund. He joined Analytic in 1976. He is a major contributor to the firm's ongoing research efforts as well as new product development and strategy applications. Mr. McMurran has an extensive background in the implementation of the firm's quantitative investment strategies. He received a B.S. in Economics from the University of California,
                                         Irvine. He also received an M.A. in Economics at California State University,
                                         Fullerton. He has 33 years of industry experience.

Harindra de Silva,           2005        Dr. de Silva (President and Portfolio Manager) is responsible for Analytic's
Ph.D., CFA                (Inception)    strategic direction and the ongoing development of its investment processes.
                                         He focuses on the ongoing research and portfolio management efforts for the firm's U.S. equity strategies and Tactical Asset Allocation strategies. Before joining Analytic in 1995, he was a principal at Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors including investment managers, large pension funds and endowments.
                                         He received a Ph.D. in Finance from the University of California, Irvine. He holds a B.S. in Mechanical Engineering from the University of Manchester
                                         Institute of Science and Technology and an M.B.A. in Finance and an M.S. in
                                         Economic Forecasting from the University of Rochester. Dr. de Silva is a member of the Association for Investment Management and Research, the American
                                         Finance Association and the International Association of Financial Analysts.
                                         He has 24 years of industry experience.

Dennis Bein, CFA             2005        Mr. Bein (Chief Investment Officer and Portfolio Manager) is responsible for
                          (Inception)    the ongoing research for Analytic's U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts. Before joining
                                         Analytic in 1995, Mr. Bein was a Senior Consultant for AG Risk Management,
                                         Analysis Group, Inc.'s investment consulting subsidiary. He received an M.B.A.
                                         from the Anderson Graduate School of Management at the


                                         University of California, Riverside. Mr. Bein completed his undergraduate studies in Business Administration at the University of California, Riverside.
                                         He is a Chartered Financial Analyst and a member of the Association for
                                         Investment Management and Research, the Institute of Chartered Financial
                                         Analysts and the Los Angeles Society of Financial Analysts. He has 20 years of industry experience.

Yigal Newman, Ph.D           2009        Dr. Newman (Portfolio Manager) is responsible for ongoing research and development of options and other volatility based-investment strategies as well as the day-to-day portfolio management and trading of such accounts.
                                         Before joining Analytic in 2005, he was previously employed at Dimensional
                                         Fund Advisors (DFA) where he worked on various alpha generation and quantitative analysis projects. Dr. Newman received a Ph.D in Finance from the
                                         Graduate School of Business at Stanford University and a B.S. in Industrial
                                         Engineering and Management from the Israel Institute of Technology.

Ram Willner, D.B.A           2009        Mr. Willner (Portfolio Manager) is responsible for the ongoing research and development of fixed income and currency based strategies as well as the day-to-day portfolio management and trading of such accounts. Before joining
                                         Analytic in 2008, Mr. Willner led global analytics at PIMCO and Banc of
                                         America Capital Management (BACAP) Fixed Income Department. For the past 10 years, Ram extended his quantitative background to serve as a domestic and international fixed income portfolio manager, managing real money and levered investments at Morgan Stanley Asset Management (in London),  at BACAP, and at
                                         Global Fixed Income Partners. Ram has lectured and published extensively on fixed income topics, particularly with an emphasis on quantitative approaches.
                                         Mr. Willner received a D.B.A. in Financial Mathematics from Harvard
                                         University; an MBA from Carnegie Mellon University; and a B.A. in Mathematics with Honors from Brandeis University. He has 23 years of industry experience.

Steven Sapra, CFA            2005        Mr. Sapra (Portfolio Manager) is responsible for the ongoing research for
                          (Inception)    Analytic's U.S. equity strategies as well as day-to-day portfolio management and trading. Before joining Analytic in 1999, Mr. Sapra was a Senior
                                         Consultant for BARRA, Inc. He received an M.A. in Economics from the
                                         University of Southern California and a B.S. in Economics from California
                                         State Polytechnic University, Pomona. He is a Chartered Financial Analyst and
                                         a member of the CFA Institute and the Los Angeles Society of Financial
                                         Analysts. He has 13 years of industry experience.

David Krider, CFA            2005        Mr. Krider (Portfolio Manager) is responsible for the ongoing research and
                          (Inception)    development of global equity based investment strategies as well as the day-to-day trading of global portfolios. Before joining Analytic in 2005, Mr.
                                         Krider was founder and Chief


                                         Technology Officer of Visualize, Inc., a firm that specializes in financial visualization and analytic software. He was also a research associate at First
                                         Quadrant before leaving to start his own firm. He received a B.S. in Economics and Computer Science from California Institute of Technology.


Gregory McMurran and Dennis Bein, as Analytic Chief Investment Officers, generally oversee all aspects of the day-to-day management of the Fund. Mr. McMurran has primary responsibility for the oversight of the firm's derivatives based investment strategies and Mr. Bein has primary responsibility for the oversight of the firm's equity based investment strategies. Under Mr. McMurran's direction, Ram Willner and David Krider serve as portfolio managers for global asset allocation strategies and Yigal Newman serves as lead portfolio manager for options and other volatility based strategies. Under Mr. Bein's direction, Steven Sapra serves as lead portfolio manager for U.S. equity based strategies, and Harindra de Silva heads the firm's research efforts on behalf of the Fund.

The following summarizes the structure of and methods used to determine the compensation of each individual, each of whom is employed by the Sub-Adviser, that shares primary responsibility for the day-to-day portfolio management of the Fund (the "Analytic Portfolio Managers"):

Compensation. Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team based on goals established during the performance period. In October 2007, the Analytic board adopted an equity plan that allows key employees of the firm to hold up to 24.9% direct or indirect nonvoting equity interests in the firm. Old Mutual will maintain its majority ownership in the firm. Participants in the Analytic Investors LLC Equity Plan include our executive management team and senior investment team members.

The base salaries of the Analytic Portfolio Managers are typically reviewed on an annual basis, determined by each portfolio manager's date of employment. Discretionary bonuses are determined annually, based upon an analysis of information from the prior calendar year. Profit sharing allocations are made on an annual basis.


Conflicts of Interest. Analytic and its officers, employees and beneficial owners shall be free from time to time to acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the Fund. It is understood that when Analytic determines that it would be appropriate for the Fund and one or more Managed Accounts to participate in an investment opportunity, Analytic will seek to execute orders for the Fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of the Fund and other Managed Accounts is not assured. In such situations, Analytic may (but is not be required to) place orders for the Fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, Analytic may cause the Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Analytic may allocate the securities traded among the Fund and other Managed Accounts in a manner which it considers equitable, taking into account the size of the order placed for the Fund and each other Managed Account as well as any other factors which it deems relevant.

Certain of the Managed Accounts Analytic advises may sell securities short, including securities with respect to which other Managed Accounts hold long positions. The portfolio managers and traders for these Managed Accounts are not separated from the rest of Analytic's investment personnel and therefore have access to full information about Analytic's investment research and the investment decisions and strategies being employed for the Managed Accounts. These Managed Accounts pay Analytic management fees at rates comparable to and in some cases lower than those paid by the Fund and other Managed Accounts. Analytic also receives a significant share of any profits earned by certain of the Managed Accounts as incentive compensation. As a result, Analytic may have a conflict between its own interests and the interests of other Analytic investment advisory clients in managing the portfolios of certain of these Managed Accounts.

In order to minimize these potential conflicts of interest, Analytic has adopted various procedures and safeguards. For example, except for short sales done to take advantage of short-term volatility, Analytic will not sell a security short that another Managed Account owns until (1) it discloses to the relevant portfolio managers its intention to sell short and the reasons for selling short and (2) allows the portfolio managers a reasonable time to make an investment decision to hold or sell that security.

Other accounts managed. The following summarizes information regarding each of the other accounts managed by the Analytic Portfolio Managers as of December 31, 2009:

                            REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                  COMPANIES                        VEHICLES                      OTHER ACCOUNTS
                           -----------------------        ---------------------------        -----------------------
                             # OF     TOTAL ASSETS          # OF         TOTAL ASSETS          # OF     TOTAL ASSETS
NAME                       ACCOUNTS    ($MILLION)         ACCOUNTS        ($MILLION)         ACCOUNTS    ($MILLION)
-------------              --------   ------------        --------       ------------        --------   ------------
Dennis Bein                   12 (0)      $3,431.7          18 (8)           $2,300.6         34 (13)       $2,736.7
                                               ($0)                         ($1,355.3)                     ($1,019.5)

Harindra de Silva             14 (0)      $3,634.4          18 (8)           $2,376.0         31 (13)       $2,831.8
                                               ($0)                         ($1,355.3)                     ($1,019.5)

David Krider                   5 (0)    $438.8 ($0)          3 (0)         $154.7 ($0)          3 (2)         $409.1
                                                                                                             ($243.1)

Greg McMurran                  5 (0)    $464.4 ($0)          1 (0)       $104.3 ($8.4)          2 (0)     $176.7 ($0)

Yigal Newman                   4 (0)    $322.5 ($0)          0 (0)             $0 ($0)          1 (0)     $165.9 ($0)

Steven Sapra                  10 (0)      $3,255.9          11 (5)           $1,777.6          29 (8)       $2,420.0
                                               ($0)                         ($1,072.7)                       ($702.9)

Ram Willner                    3 (0)    $292.6 ($0)          1 (0)         $104.3 ($0)          2 (0)     $176.7 ($0)

( ) represents the number and value of accounts within the total accounts that are subject to a performance based advisory fee.

Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the each of the Analytic Portfolio Managers as of December 31, 2009:

                                                                   DOLLAR
                                                                  RANGE OF
                                                                   EQUITY
                                                                SECURITIES IN
NAME OF PORTFOLIO MANAGER                                           FUND
-------------------------                                       -------------
Dennis Bein                                                         None
Harindra de Silva                                                   None
David Krider                                                        None
Greg McMurran                                                       None
Yigal Newman                                                        None
Steven Sapra                                                        None
Ram Willner                                                         None


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Officers.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Old Mutual/Claymore Long-Short Fund
             -----------------------------------

By:      /s/ J. Thomas Futrell
         ---------------------------------------
Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    March 4, 2010

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ J. Thomas Futrell
         ---------------------------------------
Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    March 4, 2010

By:      /s/ Steven M. Hill

Name:    Steven M. Hill
         ---------------------------------------
Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:    March 4, 2010